                                                                     Exhibit 4.1

--------------------------------------------------------------------------------


                                 CSK AUTO, INC.

                                       AND

                              CSK AUTO CORPORATION

                                       AND

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                       AND

                              THE BANK OF NEW YORK

                               TRUST COMPANY, N.A.


                                   as Trustee

               ---------------------------------------------------



                                    INDENTURE

                                   Dated as of

                                  July 29, 2005

                ------------------------------------------------



                    3 3/8% EXCHANGEABLE SENIOR NOTES DUE 2025


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                     Indenture Section
---------------------------                                     -----------------
Section 310(a)(1)..............................................          7.09
           (a)(2)..............................................          7.09
           (a)(3)..............................................          N.A.
           (a)(4)..............................................          N.A.
           (a)(5)..............................................          N.A.
           (b).................................................          7.08
           (c).................................................          N.A.
Section 311(a).................................................          7.13
           (b).................................................          7.13
           (c).................................................          N.A.
Section 312(a).................................................          5.01;
                                                                         5.02
           (b).................................................          N.A.
           (c).................................................          N.A.
Section 313(a).................................................          5.03
           (b).................................................          N.A.
           (c).................................................          5.03
           (d).................................................          5.03
Section 314(a).................................................          5.04
           (b).................................................          N.A.
           (c)(1)..............................................         15.05
           (c)(2)..............................................         15.05
           (c)(3)..............................................          N.A.
           (d).................................................          N.A.
           (e).................................................         15.05
           (f).................................................          N.A.
Section 315(a).................................................          7.01;
                                                                         7.02
           (b).................................................          6.08
           (c).................................................          6.06
           (d).................................................          7.01;
                                                                         7.06
           (e).................................................          6.09
Section 316(a)(1)..............................................          6.07
           (a)(2)..............................................         10.02
           (b).................................................          N.A.
           (c).................................................          8.01
Section 317(a)(1)..............................................          6.02
           (a)(2)..............................................          6.02
           (b).................................................          4.04
Section 318(a).................................................         15.08

N.A. means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                     ARTICLE 1
                                                    DEFINITIONS

Section 1.01.     Definitions.....................................................................................2

                                                     ARTICLE 2
                                    ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                                               AND EXCHANGE OF NOTES

Section 2.01.     Designation Amount and Issue of Notes..........................................................11
Section 2.02.     Form of Notes..................................................................................12
Section 2.03.     Date and Denomination of Notes; Payments of Interest...........................................13
Section 2.04.     Execution of Notes.............................................................................14
Section 2.05.     Exchange and Registration of Transfer of Notes; Restrictions on Transfer.......................14
Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes.....................................................20
Section 2.07.     Temporary Notes................................................................................21
Section 2.08.     Cancellation of Notes..........................................................................21
Section 2.09.     CUSIP Numbers..................................................................................21
Section 2.10.     Ranking........................................................................................21

                                                     ARTICLE 3
                                         REDEMPTION AND REPURCHASE OF NOTES

Section 3.01.     Company's Right to Redeem......................................................................22
Section 3.02.     Notice of Optional Redemption; Selection of Notes..............................................22
Section 3.03.     Payment of Notes Called for Redemption by the Company..........................................24
Section 3.04.     Repurchase of Notes by the Company at Option of Holders upon a Fundamental Change..............25
Section 3.05.     Repurchase of Notes by the Company at Option of Holders on Specified Dates.....................27
Section 3.06.     Conditions and Procedures for Repurchase at Option of Holders..................................29

                                                     ARTICLE 4
                                                PARTICULAR COVENANTS

Section 4.01.     Payment of Principal and Interest..............................................................32
Section 4.02.     Maintenance of Office or Agency................................................................32
Section 4.03.     Appointments to Fill Vacancies in Trustee's Office.............................................32
Section 4.04.     Provisions as to Paying Agent..................................................................33
Section 4.05.     Existence......................................................................................34
Section 4.06.     Rule 144A Information Requirement..............................................................34
Section 4.07.     Stay, Extension and Usury Laws.................................................................34
Section 4.08.     Compliance Certificate.........................................................................34
Section 4.09.     Additional Interest Notice.....................................................................35
Section 4.10.     Future Guarantors..............................................................................35

                                                                                                               Page
                                                     ARTICLE 5
                           NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01.     Noteholders' Lists.............................................................................35
Section 5.02.     Preservation and Disclosure of Lists...........................................................35
Section 5.03.     Reports by Trustee.............................................................................36
Section 5.04.     Reports by Company.............................................................................36

                                                     ARTICLE 6
                           REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 6.01.     Events of Default..............................................................................36
Section 6.02.     Payments of Notes on Default; Suit Therefor....................................................39
Section 6.03.     Application of Monies Collected by Trustee.....................................................40
Section 6.04.     Proceedings by Noteholder......................................................................41
Section 6.05.     Proceedings by Trustee.........................................................................42
Section 6.06.     Remedies Cumulative and Continuing.............................................................42
Section 6.07.     Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.....................42
Section 6.08.     Notice of Defaults.............................................................................43
Section 6.09.     Undertaking to Pay Costs.......................................................................43

                                                     ARTICLE 7
                                                    THE TRUSTEE

Section 7.01.     Duties and Responsibilities of Trustee.........................................................44
Section 7.02.     Reliance on Documents, Opinions, Etc...........................................................45
Section 7.03.     No Responsibility for Recitals, Etc............................................................46
Section 7.04.     Trustee, Paying Agents, Exchange Agents or Registrar May Own Notes.............................47
Section 7.05.     Monies to Be Held in Trust.....................................................................47
Section 7.06.     Compensation and Expenses of Trustee...........................................................47
Section 7.07.     Officers' Certificate as Evidence..............................................................48
Section 7.08.     Conflicting Interests of Trustee...............................................................48
Section 7.09.     Eligibility of Trustee.........................................................................48
Section 7.10.     Resignation or Removal of Trustee..............................................................48
Section 7.11.     Acceptance by Successor Trustee................................................................49
Section 7.12.     Succession by Merger...........................................................................50
Section 7.13.     Preferential Collection of Claims..............................................................50

                                                     ARTICLE 8
                                                  THE NOTEHOLDERS

Section 8.01.     Action by Noteholders..........................................................................51
Section 8.02.     Proof of Execution by Noteholders..............................................................51
Section 8.03.     Who Are Deemed Absolute Owners.................................................................51
Section 8.04.     Company-owned Notes Disregarded................................................................51
Section 8.05.     Revocation of Consents, Future Holders Bound...................................................52

                                                                                                               Page
                                                     ARTICLE 9
                                              MEETINGS OF NOTEHOLDERS

Section 9.01.     Purpose of Meetings............................................................................52
Section 9.02.     Call of Meetings by Trustee....................................................................53
Section 9.03.     Call of Meetings by Company or Noteholders.....................................................53
Section 9.04.     Qualifications for Voting......................................................................53
Section 9.05.     Regulations....................................................................................53
Section 9.06.     Voting.........................................................................................54
Section 9.07.     No Delay of Rights by Meeting..................................................................54

                                                     ARTICLE 10
                                              SUPPLEMENTAL INDENTURES

Section 10.01.    Supplemental Indentures Without Consent of Noteholders.........................................54
Section 10.02.    Supplemental Indenture with Consent of Noteholders.............................................56
Section 10.03.    Effect of Supplemental Indenture...............................................................57
Section 10.04.    Notation on Notes..............................................................................58
Section 10.05.    Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee....................58

                                                     ARTICLE 11
                                 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.01.    Company, the Issuer and the Subsidiary Guarantors May Consolidate on Certain Terms.............58
Section 11.02.    Successor to Be Substituted....................................................................59
Section 11.03.    Opinion of Counsel to Be Given Trustee.........................................................60

                                                     ARTICLE 12
                                      SATISFACTION AND DISCHARGE OF INDENTURE

Section 12.01.    Discharge of Indenture.........................................................................60
Section 12.02.    Paying Agent to Repay Monies Held..............................................................61
Section 12.03.    Return of Unclaimed Monies.....................................................................61

                                                     ARTICLE 13
                          IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 13.01.    Indenture and Notes Solely Corporate Obligations...............................................61

                                                     ARTICLE 14
                                                 EXCHANGE OF NOTES

Section 14.01.    Right to Exchange..............................................................................62
Section 14.02.    Exercise of Exchange Right; Issuance of Common Stock on Exchange; No Adjustment for
                  Interest or Dividends..........................................................................64
Section 14.03.    Payment Upon Exchange; Cash Payments in Lieu of Fractional Shares..............................66

                                                                                                               Page
Section 14.04.    Exchange Rate..................................................................................67
Section 14.05.    Adjustment of Exchange Rate....................................................................67
Section 14.06.    Effect of Reclassification, Consolidation, Merger or Sale......................................73
Section 14.07.    Exchange After a Public Acquirer Change of Control.............................................74
Section 14.08.    Taxes on Shares Issued.........................................................................75
Section 14.09.    Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental
                  Requirements; Listing of Common Stock..........................................................75
Section 14.10.    Responsibility of Trustee......................................................................77
Section 14.11.    Notice to Holders Prior to Certain Actions.....................................................77
Section 14.12.    Stockholder Rights Plan........................................................................78

                                                     ARTICLE 15
                                                     GUARANTEES

Section 15.01.    Guarantees.....................................................................................78
Section 15.02.    Limitation on Liability........................................................................80
Section 15.03.    Successors and Assigns.........................................................................80
Section 15.04.    No Waiver......................................................................................81
Section 15.05.    Modification...................................................................................81
Section 15.06.    Execution of Supplemental Indenture for Future Guarantors......................................81

                                                     ARTICLE 16
                                              MISCELLANEOUS PROVISIONS

Section 16.01.    Provisions Binding on Successors...............................................................81
Section 16.02.    Official Acts by Successor Corporation.........................................................81
Section 16.03.    Addresses for Notices, Etc.....................................................................82
Section 16.04.    Governing Law..................................................................................82
Section 16.05.    Evidence of Compliance with Conditions Precedent, Certificates to Trustee......................82
Section 16.06.    Business Days..................................................................................83
Section 16.07.    Company Responsible for Making Calculations....................................................83
Section 16.08.    Trust Indenture Act............................................................................83
Section 16.09.    No Security Interest Created...................................................................83
Section 16.10.    Table of Contents, Headings, Etc...............................................................83
Section 16.11.    Authenticating Agent...........................................................................83
Section 16.12.    Execution in Counterparts......................................................................84
Section 16.13.    Severability...................................................................................84
Section 16.14.    Force Majeure..................................................................................85

Schedule A        Additional Shares Table...................................................................SCH A-1

Exhibit A         Form of Note..................................................................................A-1

Exhibit B         Form of Restrictive Legend for Common Stock Issued upon Exchange..............................B-1

Exhibit C         Form of Supplemental Indenture................................................................C-1

                                    INDENTURE

      INDENTURE dated as of July 29, 2005 among CSK Auto, Inc., an Arizona corporation (hereinafter called the "COMPANY"), having its principal office at 645 East Missouri Avenue, Suite 400, Phoenix, AZ 85012, CSK Auto Corporation, a Delaware corporation, having its principal office at 645 East Missouri Avenue, Suite 400, Phoenix, AZ 85012, and the parent of the Company (hereinafter called the "ISSUER"), and The Bank of New York Trust Company, N.A., a national banking association, as trustee hereunder (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 3 3/8% Senior Exchangeable Notes due 2025 (hereinafter called the "NOTES"), in an aggregate Principal Amount not to exceed $110,000,000 (or up to $125,000,000 if the Initial Purchasers' over-allotment option set forth in the Purchase Agreement is exercised in full), and the Issuer and the Subsidiary Guarantors have duly authorized the Guarantees (as hereinafter defined), and, to provide the terms and conditions upon which the Notes and the Guarantees are to be authenticated, issued and delivered, the Issuer has duly authorized the issuance of its shares of Common Stock upon exchange of the Notes to the extent required herein and the Company, the Issuer and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture; and

      WHEREAS, the Notes, the Guarantees set forth herein, the certificate of authentication to be borne by the Notes, a form of assignment, a form of fundamental change repurchase election, a form of Company repurchase election and a form of exchange notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

      WHEREAS, all acts and things necessary to make the Notes and the Guarantees set forth herein when executed by the Company, the Issuer and the Subsidiary Guarantors, as applicable, and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, the Issuer and the Subsidiary Guarantors, as applicable, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes and the Guarantees set forth herein have in all respects been duly authorized,

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That in order to declare the terms and conditions upon which the Notes and the Guarantees are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company, the Issuer and the Subsidiary Guarantors covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "HEREIN", "HEREOF", "HEREUNDER" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

      "ADDITIONAL INTEREST" has the meaning specified for "ADDITIONAL INTEREST" in Section 2(e) of the Registration Rights Agreement.

      "ADDITIONAL INTEREST NOTICE" has the meaning specified in Section 4.09.

      "ADDITIONAL NOTES" has the meaning specified in Section 2.02.

      "ADDITIONAL SHARES" has the meaning specified in Section 14.01(e).

      "ADJUSTMENT EVENT" has the meaning specified in Section 14.05(j).

      "AGENT MEMBERS" has the meaning specified in Section 2.05(b)(v).

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "APPLICABLE CONSIDERATION" has the meaning specified in Section 14.06

      "BOARD OF DIRECTORS" means the Board of Directors of the Company or the Issuer, as the case may be, or a committee of such Board duly authorized to act for it hereunder.

      "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York or the city in which the principal Corporate Trust Office of the Trustee is located.

      "CAPITAL STOCK" of any Person means any and all shares (including ordinary shares or American Depositary Shares), interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

      "CASH SETTLEMENT AVERAGING PERIOD" with respect to any Note means the 20 consecutive Trading Day period beginning on the second Trading Day after a holder of Notes delivers an exchange notice to the Exchange Agent, except that with respect to any notice of exchange received after the date of issuance of a Redemption Notice, it shall mean the 20 consecutive Trading Day period ending on the third Trading Day immediately preceding the applicable Redemption Date.

      "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "COMMON STOCK" means any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer Subject to the provisions of Section 14.06, however, shares issuable on exchange of Notes shall include only shares of the class designated as common stock of the Issuer at the date of this Indenture (namely, the Common Stock, par value of $0.01 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which are not subject to redemption by the Issuer; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on exchange shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "COMPANY" means the corporation named as the "COMPANY" in the first paragraph of this Indenture, and, subject to the provisions of Article 11 and
Section 14.06, shall include its successors and assigns.

      "COMPANY REPURCHASE DATE" has the meaning specified in Section 3.05(a).

      "COMPANY REPURCHASE ELECTION" has the meaning specified in Section
3.05(c).

      "COMPANY REPURCHASE NOTICE" has the meaning specified in Section 3.05(b).

      "COMPANY REPURCHASE PRICE" has the meaning specified in Section 3.05(a).

      "CONTINUING DIRECTOR" means a director who was a member of the the Issuer's Board of Directors on the date of this Indenture or who becomes a director subsequent to such date and whose election, appointment or nomination for election by the stockholders of the Issuer is duly approved by a majority of the continuing directors on the Issuer's Board of Directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Issuer on behalf of the the Issuer's entire Board of Directors in which such individual is named as nominee for director.

      "CORPORATE TRUST OFFICE" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 700 South Flower Street, Suite 500, Los Angeles, California 90017, Attn: Corporate Trust Administration or at any other address as the Trustee may designate from time to time by notice to the holders.

      "CUSTODIAN" means The Bank of New York Trust Company, N.A., as custodian for The Depository Trust Company with respect to the Notes in global form, or any successor entity thereto.

      "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

      "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

      "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

      "DETERMINATION DATE" has the meaning specified in Section 14.05(j).

      "DOMESTIC SUBSIDIARY" means any Subsidiary of the Company organized under the laws of any federal, state or local jurisdiction of the United States.

      "EFFECTIVE DATE" has the meaning specified in Section 14.01(e).

      "EVENT OF DEFAULT" means any event specified in Section 6.01 as an Event of Default.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "EXCHANGE AGENT" means the Trustee or such other office or agency designated by the Company where Notes may be presented for exchange.

      "EXCHANGE DATE" has the meaning specified in Section 14.02.

      "EXCHANGE PRICE" as of any day means the Principal Amount divided by the Exchange Rate as of such date and rounded to the nearest cent. The initial Exchange Price shall be $23.09 per share of Common Stock.

      "EXCHANGE RATE" has the meaning specified in Section 14.04.

      "EXCHANGE VALUE" means the product of (1) the applicable Exchange Rate and
(2) the average of the Last Reported Sale Prices of the Common Stock for the 20 consecutive Trading Days during the Cash Settlement Averaging Period.

      "EX-DIVIDEND DATE" means, with respect to any issuance or distribution on shares of Common Stock, the first date upon which a sale of the Common Stock does not automatically transfer the right to receive such issuance or distribution from the seller of the Common Stock to the buyer.

      "EXPIRATION TIME" has the meaning specified in Section 14.05(e).

      "FUNDAMENTAL CHANGE" means the occurrence of any of the following:

      (i) a "person" or "group" within the meaning of Section 13(d) of the Exchange Act other than the Issuer, its subsidiaries or its or their employee benefit plans, files a Schedule TO or any other schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the total voting power of all shares of the Issuer's capital stock that are entitled to vote generally in the election of directors;

      (ii) consummation of any share exchange, consolidation or merger of the Issuer or any sale, lease, conveyance or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Issuer and its subsidiaries, taken as a whole, to any person other than the Issuer or one or more of its subsidiaries pursuant to which the Common Stock will be exchanged into cash, securities or other property; provided, however, that a transaction where the holders of the Issuer's voting capital stock immediately prior to such transaction have, directly or indirectly, more than 50% of the aggregate voting power of all shares of capital stock of the continuing or surviving corporation or transferee entitled to vote generally in the election of directors immediately after such event shall not be a Fundamental Change;

      (iii) Continuing Directors cease to constitute at least a majority of the Issuer's Board of Directors;

      (iv) the stockholders of the Issuer approve any plan or proposal for its liquidation or dissolution; or

      (v) the Common Stock or other common stock into which the Notes are exchangeable is neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq National Market or another established automated over the-counter trading market in the United States.

      A Fundamental Change will not be deemed to have occurred in respect of clauses (i) and (ii) above, however, however, if at least 90% of the consideration, excluding cash payments for fractional shares or made in connection with the exercise of dissenters' rights, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "publicly traded securities") and as a result of this transaction or transactions the Notes become exchangeable into such publicly traded securities, excluding cash payments for fractional shares.

      "FUNDAMENTAL CHANGE REPURCHASE DATE" has the meaning specified in Section 3.04(a).

      "FUNDAMENTAL CHANGE REPURCHASE ELECTION" has the meaning specified in
Section 3.04(c)(i).

      "FUNDAMENTAL CHANGE REPURCHASE NOTICE" has the meaning specified in
Section 3.04(b).

      "FUNDAMENTAL CHANGE REPURCHASE PRICE" has the meaning provided in Section 3.04(a).

      "GLOBAL NOTE" has the meaning specified in Section 2.02.

      "GUARANTEED OBLIGATIONS" has the meaning specified in Section 15.01.

      "GUARANTEES" means collectively, the obligations of the Issuer and the Subsidiary Guarantors under Article 15.

      "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

      "INITIAL NOTES" has the meaning specified in Section 2.02.

      "INITIAL PURCHASERS" means J.P. Morgan Securities Inc. and Banc of America Securities LLC.

      "INTEREST" means, when used with reference to the Notes, any regular interest payable under the terms of the Notes, including Additional Interest, if any, payable under the terms of the Registration Rights Agreement.

      "INTEREST PAYMENT DATE" means August 15 and February 15 of each year, commencing February 15, 2006.

      "ISSUER" means the corporation named as the "ISSUER" in the first paragraph of this Indenture, and, subject to the provisions of Article 11 and
Section 14.06, shall include its successors and assigns.

      "LAST REPORTED SALE PRICE" of the Common Stock (or Public Acquirer Common Stock) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock (or Public Acquirer Common Stock) is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "Last Reported Sale Price" will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau Incorporated or similar organization. If the Common Stock is not so quoted, the "Last Reported Sale Price" will be the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date quoted by each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

      "MAJORITY OWNED" means having "beneficial ownership" (as defined in Rule 13(d)(3) under the Exchange Act) of more than 50% of the total voting power of all shares of the respective entity's capital stock that are entitled to vote generally in the election of directors. "MAJORITY OWNER" has the correlative meaning.

      "NON-ELECTING SHARE" has the meaning specified in Section 14.06.

      "NOTE" or "NOTES" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

      "NOTE REGISTER" has the meaning specified in Section 2.05.

      "NOTE REGISTRAR" has the meaning specified in Section 2.05.

      "NOTEHOLDER" or "HOLDER" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Note is registered on the Note Registrar's books.

      "OFFERING MEMORANDUM" means the offering memorandum dated July 25, 2005 relating to the Notes.

      "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary of the Company at least one of whom shall be the Chief Financial Officer or any more senior officer. "Officers' Certificate" of the Issuer or any Subsidiary Guarantor has a correlative meaning.

      "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or the Issuer.

      "OUTSTANDING", when used with reference to Notes and subject to the provisions of Section 7.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

      (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (b) Notes, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company, the Issuer or the Subsidiary Guarantors) or (ii) which shall have been otherwise discharged in accordance with Article 12;

      (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06;

      (d) Notes exchanged into cash or a combination of cash and Common Stock, as the case may be, pursuant to Article 13 and Notes deemed not outstanding pursuant to Article 3; and

      (e)   Notes paid pursuant to Section 2.06.

      "PAYING AGENT" means the Trustee or such other office or agency designated by the Company where Notes may be presented for payment.

      "PERSON" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

      "PORTAL MARKET" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

      "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

      "PRINCIPAL AMOUNT" of a Note means the stated Principal Amount as set forth on the face of such Note.

      "PUBLIC ACQUIRER CHANGE OF CONTROL" means a Fundamental Change in which the acquirer has a class of common stock traded on any U.S. national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Fundamental Change (the "PUBLIC ACQUIRER COMMON STOCK"). If an acquirer does not itself have a class of common stock satisfying the foregoing requirement, it shall be deemed to have Public Acquirer Common Stock if a corporation that directly or indirectly is the Majority Owner of the acquirer has a class of common stock satisfying the foregoing requirement; in such case, all references to Public Acquirer Common Stock shall refer to such class of common stock.

      "PUBLIC ACQUIRER COMMON STOCK" has the meaning assigned to it in the definition of Public Acquirer Change of Control in this Section 1.01.

      "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of July 25, 2005 among the Company, the Issuer, the Subsidiary Guarantors on such date and the Initial Purchasers.

      "QIB" means a "QUALIFIED INSTITUTIONAL BUYER" as defined in Rule 144A.

      "REDEMPTION DATE" has the meaning specified in Section 3.02(a).

      "REDEMPTION NOTICE" has the meaning specified in Section 3.02(a).

      "REDEMPTION PRICE" has the meaning specified in Section 3.01.

      "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of July 29, 2005, among the Company, the Issuer, the Subsidiary Guarantors on such date and the Initial Purchasers, as amended from time to time in accordance with its terms.

      "REGULAR RECORD DATE" means, with respect to each Interest Payment Date, 5:00 p.m., New York City time, on the August 1 or February 1 next preceding such Interest Payment Date (whether or not a Business Day).

      "REPURCHASE DATE" means the Fundamental Change Repurchase Date or the Company Repurchase Date, as applicable.

      "REPURCHASE ELECTION" means the Fundamental Change Repurchase Election or the Company Repurchase Election, as applicable.

      "REPURCHASE PRICE" means the Fundamental Change Repurchase Price or the Company Repurchase Price, as applicable.

      "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

      "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

      "RULE 144A" means Rule 144A as promulgated under the Securities Act.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "SENIOR SUBORDINATED NOTES INDENTURE" means the indenture, dated as of January 16, 2004 among the Company, the guarantors named therein and The Bank of New York, as trustee, relating to the 7% senior subordinated notes due 2014.

      "SETTLEMENT AMOUNT" has the meaning specified in Section 14.03(a).

      "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "Significant Subsidiary" within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

      "SPECIAL RECORD DATE" has the meaning specified in Section 2.03.

      "SPIN-OFF" has the meaning specified in Section 15.05(c).

      "STATED MATURITY" means August 15, 2025.

      "STOCK PRICE" means the price per share of Common Stock paid in connection with a corporate transaction described in Section 14.01(b) hereof, which shall be equal to (i) if holders of Common Stock receive only cash in such corporate transaction, the cash amount paid per share of Common Stock and (ii) in all other cases, the average of the Last Reported Sale Prices of Common Stock over the five Trading Day period ending on the Trading Day preceding the Effective Date.

      "STOCK RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

      "SUBSIDIARY GUARANTEES" means the obligations of the Subsidiary Guarantors under Article 15.

      "SUBSIDIARY GUARANTORS" means CSK Auto.Com, Inc. and each other subsidiary of the Company that hereafter guarantees the Notes pursuant to the terms of this Indenture.

      "TRADING DAY" means a day during which trading in the Common Stock generally occurs and a closing sale price for the Common Stock is provided on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market or if the Common Stock is not listed in a U.S. national or regional securities exchange or reported by the Nasdaq National Market, on the principal other market on which the Common Stock is then traded; provided that if the Common Stock is not traded on any market, then "Trading Day" shall mean a day the Last Reported Sale Price can be obtained (as determined by the Company's Board of Directors).

      "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections
10.03 and 14.06; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE

ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

      "TRUSTEE" means The Bank of New York Trust Company, N.A. and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                   ARTICLE 2
                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                              AND EXCHANGE OF NOTES

      Section 2.01. Designation Amount and Issue of Notes. The Notes shall be designated as "3 3/8% SENIOR EXCHANGEABLE NOTES DUE 2025". Initially, Notes (the "INITIAL NOTES") not to exceed the aggregate Principal Amount of $110,000,000 (or up to $125,000,000 if the Initial Purchasers' over-allotment option set forth in the Purchase Agreement is exercised in full) (except pursuant to Sections 2.05, 2.06, 3.04, 3.05 and 14.02 hereof) upon the execution of this Indenture may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), without any further action by the Company hereunder. In addition, the Company may issue, from time to time in accordance with the provisions of this Indenture additional Notes (the "ADDITIONAL NOTES") and such Notes may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President").

            With respect to any Additional Notes, the Company shall set forth in
(i) Resolutions of the Company Board of Directors and the Issuer Board of Directors and (ii) one or more indentures supplemental hereto, the following information:

      (1) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture (except pursuant to Sections 2.05, 2.06, 3.04, 3.05 and 14.02) which may be in an unlimited aggregate principal amount;

      (2) the issue price and the issue date of such Additional Notes, including the date from which interest shall accrue;

      (3) whether such Additional Notes shall be Restricted Securities or securities that are not Restricted Securities; and

      (4) that the Issuer has reserved the number of additional shares of Common Stock sufficient to provide for the exchange of the Additional Notes from time to time.

            The Initial Notes and the Additional Notes, if any, shall be considered collectively as a single class (regardless of any series designation) for all purposes of this Indenture. Holders of the Initial Notes and the Additional Notes will vote and consent together on all matters to which such holders are entitled to vote or consent as one class, and none of the holders of the Initial Notes or the Additional Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

      Additional Notes may be offered and sold by the Company from time to time pursuant to one or more purchase agreements which shall specify the terms under which such Additional Notes will be sold in accordance with applicable law.

      Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The Portal Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

      So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by
Section 2.05(a), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL NOTE"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial holders of a Global Note will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

      Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate Principal Amount of outstanding Notes from time to time endorsed thereon and that the aggregate Principal Amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the Principal Amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of the Principal Amount of and Interest on any Global Note shall be made to the holder of such Note.

      Section 2.03. Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in fully registered form without interest coupons in denominations of $1,000 Principal Amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear Interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

      The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at 5:00 p.m., New York City time, on the Regular Record Date with respect to an Interest Payment Date (whether or not such day is a Business Day) shall be entitled to receive the Interest payable on such Interest Payment Date, except that (i) Interest payable at the Stated Maturity will be payable to the Person to whom the Principal Amount is payable and (ii) the Interest payable upon redemption or repurchase will be payable to the Person to whom the Principal Amount is payable pursuant to such redemption or repurchase (unless the Redemption Date or the Repurchase Date, as the case may be, is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the applicable Regular Record Date). Interest shall be payable at the office of the Company maintained by the Company for such purposes, which shall initially be an office or agency of the Trustee. The Company shall pay Interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to Interest on Notes with an aggregate Principal Amount in excess of $2,000,000) (provided that at the Stated Maturity, Interest on any Note will be payable with the Principal Amount at the Company's office or agency in New York City) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

      Any Interest on any Note which is payable, but is not punctually paid or duly provided for, on any August 15 or February 15 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Noteholder on the relevant Regular Record Date by virtue of its having been such Noteholder, and such Defaulted Interest shall be paid by the Company and the Issuer, at its election in each case, as provided in clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at 5:00 p.m., New York City time, on a "SPECIAL RECORD Date" for the payment of such Defaulted Interest, which shall be the date fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen days and not less than ten days prior to the date of the proposed payment, and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note Register, not less than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at 5:00 p.m., New York City time, on such Special Record Date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Section 2.04. Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.02 being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with
Section 4.02.

      Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate Principal Amount and bearing such restrictive legends as may be required by this Indenture.

      Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate Principal Amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to
Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Noteholder thereof or his attorney duly authorized in writing.

      No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

      Neither the Company nor the Trustee nor any Note Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen days next preceding the mailing of a notice of redemption of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to
Section 3.01 (c) any Notes or portions thereof surrendered for exchange pursuant to Article 14, (d) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.04 or (e) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05.

      (b)   The following provisions shall apply only to Global Notes:

            (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

            (ii) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless
      (A) the Depositary (x) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (y) has ceased to be a clearing agency registered under the Exchange Act, and a successor depositary has not been appointed by the Company within ninety days, (B) an Event of Default has occurred and is continuing, (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes represented by Global Notes or (D) any beneficial holder reasonably requests such exchange on terms acceptable to the Company, the Trustee and the Depositary, which in the case of the Trustee may include, in the Trustee's sole discretion, among other things, the requirement that (i) the Trustee and any Note Registrar receive (a) from the Company or the Depositary, a written order, in either case requesting such exchange, and an Opinion of Counsel (which upon receipt thereof the Trustee and such Note Registrar shall be fully protected in relying) to the effect that (x) all securities laws in connection with such exchange have been complied with and (y) such exchange is otherwise authorized or permitted by this Indenture; and (b) from such beneficial holder (x) an affidavit as to its beneficial ownership interest in such Global Note and/or (y) an indemnity, reasonably satisfactory to the Trustee and such Note Registrar, against any loss, liability or expense to the Trustee and such Note Registrar to the extent that the Trustee or Note Registrar acts upon such order, affidavit and/or indemnity; and (ii) such exchange can be accomplished in a manner that is practicable and not inconsistent with the rules of any applicable Depositary or securities exchange upon which the Notes may be listed for trading. Any Global Note exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

            (iii) Notes issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

            (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

            (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Issuer, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Issuer, the Subsidiary Guarantors or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Issuer, the Subsidiary Guarantors, the Trustee or any agent of the Company, the Issuer, the Subsidiary Guarantors or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Note.

            (vi) At such time as all interests in a Global Note have been redeemed, repurchased, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, canceled or exchanged for Notes in certificated form, the Principal Amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

      (c) Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon exchange of the Notes bearing such legend and required to bear the legend set forth in Exhibit B, collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.05(c) and 2.05(d), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

      Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon exchange thereof, which shall bear the legend set forth in Exhibit B, if applicable) shall bear a legend in substantially the following form, unless such Note has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the
Trustee:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF:

            (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND IS PURCHASING IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

            (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON EXCHANGE OF SUCH SECURITY EXCEPT (A) TO CSK AUTO, INC. (THE "ISSUER") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A OR (D) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); AND

            (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(B) OR 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(B) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS

PURSUANT TO CLAUSE 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

      Each stock certificate representing Common Stock issued upon exchange of a Note bearing the legend set forth in this Section 2.05(c) shall bear a comparable legend as set forth in Exhibit B.

      Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate Principal Amount, which shall not bear the restrictive legend required by this Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the Principal Amount of the legended Global Note shall be reduced by the appropriate Principal Amount and the Principal Amount of a Global Note without the legend set forth in this
Section 2.05(c) shall be increased by an equal Principal Amount. If a Global Note without the legend set forth in this Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

      (d) Any Note or Common Stock issued upon the exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company, the Issuer or any Affiliate thereof may not be resold by the Company, the Issuer or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

      (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial holders of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            Neither the Trustee nor any agent of the Trustee shall have any responsibility for actions taken or not taken by the Depositary.

      Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity satisfactory to them to save each of them harmless for any loss, claim, damage, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been tendered for repurchase upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be exchanged into cash or combination of cash and Common Stock, as the case may be, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or exchange or authorize the exchange of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or exchange shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity satisfactory to them to save each of them harmless from any loss, claim, damage, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any Paying Agent or Exchange Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      Every substitute Note issued pursuant to the provisions of this Section
2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

      Section 2.07. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate Principal Amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

      Section 2.08. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, repurchase, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent or any Note Registrar or any Exchange Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

      Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" or "ISIN" numbers and/or similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" and/or similar numbers.

      Section 2.10. Ranking

      . The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Note issued under this Indenture from time to time constitutes and will constitute a direct and senior general obligation of the Company ranking equally with other existing and future senior Indebtedness of the Company, and shall rank senior in right of payment to existing and future Indebtedness of the Company and the Issuer that is expressly made subordinate to the Notes by the terms of such Indebtedness. Additionally, the Notes shall constitute Senior Debt for purposes of the Senior Subordinated Indenture, and the Notes shall be deemed to be Designated Senior Debt (as defined in the Senior Subordinated Indenture) at such time as there does not exist a Credit Agreement (as defined in the Senior Subordinated Indenture). For purposes of this Section 2.10 only, "INDEBTEDNESS" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or for which the Company is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                   ARTICLE 3
                       REDEMPTION AND REPURCHASE OF NOTES

      Section 3.01. Company's Right to Redeem. Prior to August 15, 2010, the Notes will not be redeemable at the Company's option. At any time on or after August 15, 2010, the Company, at its option, may redeem the Notes, in whole or in part, in accordance with the provisions of Section 3.02, Section 3.03 and
Section 3.04 on the Redemption Date for a redemption price in cash equal to 100% of the Principal Amount of the Notes to be redeemed (the "REDEMPTION PRICE"), plus any accrued and unpaid Interest on the Notes redeemed to, but not including, the Redemption Date. If the Redemption Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the Interest payable on such Interest Payment Date will be paid on the Redemption Date to the holder on the Regular Record Date.

      Section 3.02. Notice of Optional Redemption; Selection of Notes.

      (a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption (the "REDEMPTION DATE") and it or, at its written request received by the Trustee not fewer than ten Business Days prior (or such shorter period of time as may be acceptable to the Trustee) to the date the notice (which notice shall be prepared by the Company) of such redemption (the "REDEMPTION NOTICE") is to be mailed, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed the Redemption Notice not fewer than 35 calendar nor more than 60 calendar days prior to the Redemption Date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Note called for redemption.

      (b)   Each such Redemption Notice shall specify:

            (i)   the aggregate Principal Amount of Notes to be redeemed;

            (ii) the CUSIP, ISIN or similar number or numbers of the Notes being redeemed (if then generally in use);

            (iii) the Redemption Date (which shall be a Business Day);

            (iv)  the Redemption Price at which Notes are to be redeemed;

            (v) the place or places of payment and that payment will be made upon presentation and surrender of such Notes;

            (vi) that Interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date Interest thereon or on the portion thereof to be redeemed will cease to accrue;

            (vii) that the holder has the right to exchange the Notes called for redemption;

            (viii) the Exchange Rate on the date of such notice;

            (ix) the time and the date on which the right to exchange such Notes or portions thereof into Common Stock will expire; and

            (x) that the Company will pay cash for fractional interests in shares of Common Stock, if any, as provided in this Indenture.

If fewer than all the Notes are to be redeemed, the Redemption Notice shall identify the Notes to be redeemed (including CUSIP, ISIN or similar numbers, if any). In case any Note is to be redeemed in part only, the Redemption Notice shall state the portion of the Principal Amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in Principal Amount equal to the unredeemed portion thereof will be issued.

      (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Paying Agent (or, if the Company, the Issuer or a Subsidiary Guarantors is acting as Paying Agent, set aside, segregate and hold in trust as provided in
Section 4.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for exchange into Common Stock) at the Redemption Price plus accrued and unpaid interest to, but excluding, the Redemption Date; provided that if such payment is made on the Redemption Date, it must be received by the

Paying Agent by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price and accrued interest to, but not including, the Redemption Date. Subject to the last sentence of Section 7.05, if any Note called for redemption is exchanged pursuant hereto prior to such Redemption Date, any money deposited with the Paying Agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, the Issuer or any of the Subsidiary Guarantors, shall be discharged from such trust.

            Whenever any Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate as to the aggregate Principal Amount of Notes to be redeemed not fewer than 10 Business Days (or such shorter period of time as may be acceptable to the Trustee) prior to the mailing of the Redemption Notice to the holders.

      (d) If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of the Global Note or the Notes in certificated form to be redeemed (in Principal Amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for exchange in part after such selection, the portion of such Note submitted for exchange shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for exchange in part before the mailing of the Redemption Notice.

      Upon any redemption of less than all of the outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes as are not exchanged and outstanding at the time of redemption, treat as outstanding any Notes surrendered for exchange during the period of fifteen days next preceding the mailing of a Redemption Notice and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the not exchanged portion of any Note exchanged in part during such period.

      Section 3.03. Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless exchanged into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the Redemption Price plus interest accrued to, but not including, the Redemption Date. Interest on the Notes or portion of Notes so called for redemption shall cease to accrue on and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price plus interest accrued to, but not including, the Redemption Date) and after 5:00 p.m., New York City time, on the second Trading Day immediately preceding the Redemption Date, such Notes shall cease to be exchangeable into Common Stock and, except as provided in Section 7.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the Redemption Price plus interest accrued to, but not including, the Redemption Date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the Redemption Price plus interest accrued to, but not including, the Redemption Date; provided that if the applicable Redemption Date is after the applicable Regular Record Date and on or before an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the applicable Regular Record Date instead of the holders surrendering such Notes for redemption on such date.

      (a) Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in Principal Amount equal to the unredeemed portion of the Notes so presented.

      Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any Redemption Notice during the continuance of a default in payment of Interest on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Note, compounded semi-annually, and such Note shall remain exchangeable into cash or a combination of cash and Common Stock, as the case may be, until the Principal Amount and Interest shall have been paid or duly provided for. The Company will notify all of the holders if the Company redeems any of the Notes.

      Section 3.04. Repurchase of Notes by the Company at Option of Holders upon a Fundamental Change.

      (a) If a Fundamental Change shall occur at any time prior to Stated Maturity, each holder shall have the right, at such holder's option, to require the Company to repurchase for cash all or a portion of such holder's Notes, or any portion of the Principal Amount thereof that is equal to $1,000 or an integral multiple of $1,000, on the date specified in the Fundamental Change Repurchase Notice, which date shall be no more than 30 Business Days after the date of the Fundamental Change Repurchase Notice (subject to extension to comply with applicable law) (the "FUNDAMENTAL CHANGE REPURCHASE DATE"). The Company shall repurchase such Notes at a price equal to 100% of the Principal Amount thereof (the "FUNDAMENTAL CHANGE REPURCHASE PRICE") plus any accrued and unpaid Interest on the Notes to, but not including, the Fundamental Change Repurchase Date. If the applicable Fundamental Change Repurchase Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the applicable record date instead of the holders surrendering such Notes for repurchase on such date.

      (b) On or before the 30th calendar day after the occurrence of a Fundamental Change, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (which notice shall be prepared by the Company) (the "FUNDAMENTAL CHANGE REPURCHASE NOTICE") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof to each holder of Notes at its last address as the same appears on the Note Register, and the Company shall also provide notification thereof in the manner contemplated by Section 14.01(c) to beneficial owners as required by applicable law; provided that if the Company shall give such notice, it shall also give written notice of the Fundamental Change to the Trustee and Paying Agent, if other than the Trustee, at such time as it is mailed to Noteholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Fundamental Change Repurchase Notice shall state, among other things:

            (i)   the events causing the Fundamental Change;

            (ii)  the date of the Fundamental Change;

            (iii) the last date on which a holder may exercise the repurchase right;

            (iv) the Fundamental Change Repurchase Price and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Notes to, but not including, the Fundamental Change Repurchase Date;

            (v)   the Fundamental Change Repurchase Date;

            (vi) the name and address of the Paying Agent and the Exchange Agent, if the Notes are then exchangeable in accordance with Section 14.01;

            (vii) if the Notes are then exchangeable in accordance with Section 14.01, the applicable Exchange Rate at the time of such notice (and any applicable adjustments to the applicable Exchange Rate);

            (viii) if the Notes are then exchangeable in accordance with Section 14.01, that Notes as to which a Fundamental Change Repurchase Election has been given by the holder may be exchanged only if the election has been withdrawn by the holder in accordance with the terms of this Indenture;

            (ix) that the holder shall have the right to withdraw any Notes surrendered prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Repurchase Date (or any such later time as may be required by applicable law);

            (x) a description of the procedures which a Noteholder must follow to exercise such repurchase right or to withdraw any surrendered Notes;

            (xi) the CUSIP, ISIN or similar number or numbers of the Notes (if then generally in use); and

            (xii) briefly, the exchange rights of the holders of the Notes.

      No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 3.04.

      (c) Notes shall be repurchased pursuant to this Section 3.04 at the option of the holder upon:

            (i) delivery to the Paying Agent by a holder of a duly completed notice (a "FUNDAMENTAL CHANGE REPURCHASE ELECTION") in the form set forth on the reverse of the Note at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Repurchase Date, which is subject to extension to comply with applicable law, stating:

                  (A) if certificated notes have been issued, the certificate numbers of the Notes which the holder shall deliver to be repurchased;

                  (B) the portion of the Principal Amount of the Notes that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                  (C) that such Notes shall be repurchased by the Company as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Notes and in the Indenture; and

            (ii) delivery or book-entry transfer of the Notes to the Paying Agent simultaneously with or at any time after delivery of the Fundamental Change Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Paying Agent, such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 3.04 only if the Notes so delivered or transferred to the Paying Agent shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

      If the Notes are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

      Section 3.05. Repurchase of Notes by the Company at Option of Holders on Specified Dates.

      (a) On each of August 15, 2010, August 15, 2015 and August 15, 2020 (each, a "COMPANY REPURCHASE DATE"), each holder shall have the right, at such holder's option, to require the Company to repurchase for cash all of such holder's Notes, or any portion of the Principal Amount thereof that is an integral multiple of $1,000. The Company shall repurchase such Notes at a price equal to 100% of the Principal Amount thereof (the "COMPANY REPURCHASE PRICE") plus any accrued and unpaid Interest to, but not including, the Company Repurchase Date; provided that the Interest will be payable to the holder of record on the corresponding Regular Record Date.

      (b) On or before the 20th Business Day prior to each Company Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (which notice shall be prepared by the Company) of such optional repurchase (the "COMPANY REPURCHASE NOTICE") to each holder of Notes at its last address as the same appears on the Note Register, and the Company shall also provide notification thereof in the manner contemplated by Section 14.01(c) to beneficial owners as required by applicable law; provided that if the Company shall give such notice, it shall also give written notice to the Trustee and Paying Agent, if other than the Trustee, at such time as it is mailed to Noteholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Company Repurchase Notice shall state, among other things:

            (i) the last date on which a holder may exercise the repurchase right;

            (ii) the Company Repurchase Price and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Notes to, but not including, the Company Repurchase Date;

            (iii) the Company Repurchase Date;

            (iv) the name and address of the Paying Agent and the Exchange Agent, if the Notes are then exchangeable in accordance with Section 13.01;

            (v) if the Notes are then exchangeable in accordance with Section 13.01, the applicable Exchange Rate at the time of such notice (and any applicable adjustments to the applicable Exchange Rate);

            (vi) if the Notes are then exchangeable in accordance with Section 13.01, those Notes as to which a Company Repurchase Election has been given by the holder may be exchanged only if the election has been withdrawn by the holder in accordance with the terms of this Indenture;

            (vii) that the holder shall have the right to withdraw any Notes surrendered prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Company Repurchase Date (or any such later time as may be required by applicable law);

            (viii) a description of the procedures which a Noteholder must follow to exercise such repurchase right or to withdraw any surrendered Notes;

            (ix) the CUSIP, ISIN or similar number or numbers of the Notes (if then generally in use); and

            (x)   briefly, the exchange rights of the holders of the Notes.

      No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 3.05.

      (c) Notes shall be repurchased pursuant to this Section 3.05 at the option of the holder upon:

            (i) delivery to the Paying Agent by a holder of a duly completed notice (a "COMPANY REPURCHASE ELECTION") in the form set forth on the reverse of the Note at any time from 9:00 a.m., New York City time, on the 20th Business Day preceding the Company Repurchase Date until 5:00 p.m., New York City time, on the Business Day immediately preceding the Company Repurchase Date, stating:

                  (A) if certificated Notes have been issued, the certificate numbers of the Notes which the holder shall deliver to be repurchased;

                  (B) the portion of the Principal Amount of the Notes that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                  (C) that such Notes shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Notes and in the Indenture; and

            (ii) delivery or book-entry transfer of the Notes to the Paying Agent simultaneously with or at any time after delivery of the Company Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Paying Agent, such delivery or transfer being a condition to receipt by the holder of the Company Repurchase Price therefor; provided that such Company Repurchase Price shall be so paid pursuant to this Section 3.05 only if the Notes so delivered or transferred to the Paying Agent shall conform in all respects to the description thereof in the related Company Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

      If the Notes are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

      Section 3.06. Conditions and Procedures for Repurchase at Option of
Holders.

      (a) At the request of the holder, the Company shall repurchase from such holder, pursuant to Section 3.04 or Section 3.05, a portion of a Note, if the Principal Amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note. Upon presentation of any Note repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of any authorized denomination, in aggregate Principal Amount equal to the portion of the Notes presented not repurchased.

      (b) On or prior to a Repurchase Date, the Company will deposit with the Paying Agent (or, if the Company or the Issuer is acting as the Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money sufficient to repurchase on the Repurchase Date all the Notes or portions thereof to be repurchased on such date at the Repurchase Price plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable; provided that if such deposit is made on the Repurchase Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

      If on the Repurchase Date the Trustee or other Paying Agent appointed by the Company (or, if the Company or the Issuer is acting as the Paying Agent, the Company or the Issuer) holds money sufficient to pay the aggregate Repurchase Price of all the Notes or portions thereof that are to be repurchased plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable, then, on such Repurchase Date (i) such Notes will cease to be outstanding, (ii) Interest on such Notes will cease to accrue (in the case of clauses (i) and (ii), whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Paying Agent, as the case may be), and (iii) all other rights of the holders of such Notes will terminate (other than the right to receive the Repurchase Price plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable upon book-entry transfer or delivery of the Notes, as the case may be).

      (c) Upon receipt by the Paying Agent of a Repurchase Election, the holder of the Note in respect of which such Repurchase Election was given shall (unless such Repurchase Election is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Note plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable. Such Repurchase Price plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable, shall be paid to such holder, subject to receipt of funds and/or Notes by the Paying Agent, promptly following the later of (x) the Repurchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.04(c) or Section 3.05(c), as applicable) and (y) the time of book-entry transfer or delivery of such Note to the Paying Agent by the holder thereof in the manner required by
Section 3.04(c) or Section 3.05(c), as applicable. Notes in respect of which a Repurchase Election has been given by the holder thereof may not be exchanged pursuant to Article 14 hereof on or after the date of the delivery of such Repurchase Election unless such Repurchase Election has first been validly withdrawn.

      (d) Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent a Repurchase Election shall have the right to withdraw such Repurchase Election, in whole or in part, at any time prior to 5:00 p.m., New York City time, on the Business Day preceding the Repurchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Paying Agent, specifying:

            (i) if certificated Notes have been issued, the certificate numbers of the withdrawn Notes;

            (ii) the Principal Amount of the Note with respect to which such notice of withdrawal is being submitted; and

            (iii) the Principal Amount, if any, of such Note which remains subject to the original Repurchase Election and which has been or will be delivered for repurchase by the Company.

      If the Notes are not in certificated form, holders must provide notice of their withdrawal in accordance with the appropriate procedures of the Depositary.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Election or written notice of withdrawal thereof.

      (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes in the event of a Fundamental Change or on any Company Repurchase Date. If then required by applicable rules, the Company will file a Schedule TO or any other schedule required in connection with any offer by the Company to repurchase Notes.

      (f) There shall be no repurchase of any Notes pursuant to Section 3.04 or Section 3.05 if there has occurred at any time prior to, and is continuing on, the Repurchase Date an Event of Default (other than an Event of Default that is cured by the payment of the Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective holders thereof any Notes
(x) with respect to which a Repurchase Election has been withdrawn in compliance with this Indenture or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Notes) in which case, upon such return, the Repurchase Election with respect thereto shall be deemed to have been withdrawn.

      (g) The Paying Agent shall return to the Company any cash that remains unclaimed as provided in Section 11.03, together with interest, if any, thereon, held by them for the payment of the Repurchase Price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to
Section 3.06(b) exceeds the aggregate Repurchase Price of the Notes or portions thereof which the Company is obligated to purchase as of the Repurchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Paying Agent shall return any such excess to the Company together with interest, if any, thereon.

      (h) In the case of (i) a reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance to which Section
14.06 applies, in which the Common Stock of the Issuer is changed or exchanged as a result into the right to receive cash, securities or other property, which includes shares of Common Stock of the Issuer or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such cash, securities or other property (as determined by the Company, which determination shall be conclusive and binding) or (ii) a Public Acquirer Change of Control in which the Company has made the election pursuant to Section 14.07 to adjust the Exchange Rate and related exchange obligation, then the Company shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture and is authorized or permitted by this Indenture) modifying the applicable provisions of this Article 3 and the definition of Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Issuer (in lieu of the Issuer).

                                   ARTICLE 4
                              PARTICULAR COVENANTS

      Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the Principal Amount of (including any Redemption Price or Repurchase Price pursuant to
Article 3) and Interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

      Section 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency in such cities as it shall determine, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

      The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

      The Company hereby initially designates the Trustee as Paying Agent, Note Registrar, Custodian and Exchange Agent, and each of the Corporate Trust Office and the office of agency of the Trustee and its affiliate located at 101 Barclay Street, 8W, New York, New York 10286 shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

      So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.10(a) and the third paragraph of Section 7.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

      Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      Section 4.04. Provisions as to Paying Agent. (a)If the Company shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

            (1) that it will hold all sums held by it as such agent for the payment of the Principal Amount of or Interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

            (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the Principal Amount of or Interest on the Notes when the same shall be due and payable; and

            (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

      The Company shall, on or before each due date of the Principal Amount of or Interest on the Notes, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such Principal Amount or Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

      (b) If the Company or the Issuer shall act as Paying Agent, it will, on or before each due date of the Principal Amount of or Interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such Principal Amount or Interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the Principal Amount of or Interest on the Notes when the same shall become due and payable.

      (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company, the Issuer or any Paying Agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company, the Issuer or any Paying Agent to the Trustee, the Company, the Issuer or such Paying Agent shall be released from all further liability with respect to such sums.

      (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.02 and 12.03.

      The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company or the Issuer if acting as Paying Agent) and shall have no control of any funds held by such other Paying Agents.

      Section 4.05. Existence. Subject to Article 11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

      Section 4.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company and the Issuer covenant and agree that they shall, during any period in which financial information with respect to it is not provided in accordance with
Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon exchange thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Notes or such Common Stock, the Company and the Issuer will deliver to such holder a written statement as to whether it has complied with such requirements.

      Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal Amount of or Interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 4.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty calendar days after the end of each fiscal year of the Company (which fiscal year of the Company presently ends on the Sunday nearest to January 31), a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company or the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Issuer shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

      The Company will deliver to the Trustee, promptly upon becoming aware of
(i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company or the Issuer has taken, is taking or proposes to take with respect thereto.

      Any notice required to be given under this Section 4.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

      Section 4.09. Additional Interest Notice. In the event that the Company is required to pay Additional Interest to holders of Notes pursuant to the Registration Rights Agreement, the Company will provide written notice ("ADDITIONAL INTEREST NOTICE") to the Trustee of its obligation to pay Additional Interest no later than fifteen calendar days prior to the proposed payment date for the Additional Interest, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Additional Interest, or with respect to the nature, extent or calculation of the amount of Additional Interest when made, or with respect to the method employed in such calculation of the Additional Interest.

      Section 4.10. Future Guarantors. The Company shall cause each Person that becomes a Domestic Subsidiary to execute and deliver to the Trustee promptly after such Person becomes a Domestic Subsidiary a supplemental indenture substantially in the form of Exhibit C hereto pursuant to which such Domestic Subsidiary shall become a Subsidiary Guarantor hereunder.

                                   ARTICLE 5
          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

      Section 5.01. Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen calendar days after each August 1 or February 1 in each year beginning with August 1, 2005, and at such other times as the Trustee may request in writing, within 30 calendar days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen calendar days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note Registrar.

      Section 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section
5.01 upon receipt of a new list so furnished.

      (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

      Section 5.03. Reports by Trustee. (a) Within 60 calendar days after September 1 of each year commencing with the year 2005, the Trustee shall transmit to holders of Notes such reports dated as of September 1 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

      (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed, if any, and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

      Section 5.04. Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Notes are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall, unless such information, documents or reports are available on the Commission's EDGAR filing system (or any successor thereto) be filed with the Trustee within fifteen calendar days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE 6
         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

      Section 6.01. Events of Default. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:


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
      (a) default in the payment of the Principal Amount of any of the Notes as and when the same shall become due and payable either at Stated Maturity or in connection with any redemption, repurchase or Fundamental Change repurchase, in each case pursuant to Article 3, or otherwise; or

      (b) default in the payment of any installment of Interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 calendar days; or

      (c) failure to provide on a timely basis a Fundamental Change Repurchase Notice after the occurrence of a Fundamental Change as required by Section 3.04; or

      (d) default in the Company's obligation to exchange the Notes into cash or a combination of cash and Common Stock, as applicable, upon the exercise of a holder's exchange rights pursuant to Article 14 and continuation of such default for a period of ten calendar days; or

      (e) failure on the part of the Company duly to observe or perform any other of the terms, covenants or agreements on the part of the Company in the Notes or this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) continued for a period of 60 calendar days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding determined in accordance with
Section 8.04; or

      (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be evidenced or secured any indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Significant Subsidiaries) having a principal amount then outstanding, individually or in the aggregate, of at least $20.0 million, other than indebtedness owed to the Company or a Subsidiary, whether such indebtedness or guarantee now exists or is hereafter incurred, which default or defaults, if not cured, rescinded or annulled within ten calendar days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding determined in accordance with Section 8.04:

            (i) is caused by the failure to pay the stated principal amount on such indebtedness prior to the expiration of the grace period provided in such indebtedness; or

            (ii) results in the acceleration of such indebtedness prior to its maturity; or

      (g) failure by the Company or any Significant Subsidiary to pay any final judgment or judgments for the payment of money aggregating in excess of $20.0 million (net of any amounts covered by a reputable and creditworthy insurance company (as determined by the Company's Board of Directors) that does not dispute such coverage), which judgments are not paid, discharged or stayed for any period of 60 consecutive calendar days; or

      (h) the Guarantee of the Issuer ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or is declared null and void in a judicial proceeding or the Issuer denies or disaffirms its obligations under the Indenture or the Parent Guarantee;

      (i) any Subsidiary Guarantee of a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or is declared null and void in a judicial proceeding or any Subsidiary Guarantor that is a Significant Subsidiary denies or disaffirms such Subsidiary Guarantor's obligations under this Indenture or its Subsidiary Guarantee;

      (j) commencement by the Company, the Issuer or any Significant Subsidiary of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company, the Issuer or any Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, the Issuer or any Significant Subsidiary or any substantial part of the property of the Company, the Issuer or any Significant Subsidiary, or consent by the Company, the Issuer or any Significant Subsidiary to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, the Issuer or any Significant Subsidiary, or general assignment by the Company, the Issuer or any Significant Subsidiary for the benefit of creditors, or failure of the Company, the Issuer or any Significant Subsidiary generally to pay its debts as they become due; or

      (k) commencement of an involuntary case or other proceeding against the Company, the Issuer or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company, the Issuer or any Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, the Issuer or any Significant Subsidiary or any substantial part of the property of the Company, the Issuer or any Significant Subsidiary, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 calendar consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.01(j) or Section 6.01(k)), unless the Principal Amount of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding hereunder determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the Principal Amount of all the Notes and the Interest accrued and unpaid thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(k) occurs, the Principal Amount of all the Notes and the Interest accrued and unpaid thereon shall be immediately and automatically due and payable without necessity of further action. If, however, at any time after the Principal Amount of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, (a) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (i) all matured installments of Interest upon all Notes, (ii) the Principal


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
Amount of any and all Notes which shall have become due otherwise than by acceleration, (iii) interest on overdue installments of Interest (to the extent that payment of such interest is enforceable under applicable law) and on such Principal Amount at the rate borne by the Notes, to the date of such payment or deposit and (iv) amounts due to the Trustee pursuant to Section 7.06, and (b) any and all defaults under this Indenture, other than the nonpayment of Principal Amount of and accrued and unpaid Interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.07, then and in every such case the holders of a majority in aggregate Principal Amount of the Notes then outstanding on behalf of the holders of all of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences subject to Section 6.07; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default, as provided in Section 4.08.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

      Section 6.02. Payments of Notes on Default; Suit Therefor. The Company covenants that in the case of an Event of Default pursuant to Section 6.01(a) or
Section 7.01(b), then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, (i) the whole amount that then shall have become due and payable on all such Notes for Principal Amount or Interest, as the case may be, with interest upon the overdue Principal Amount and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of Interest at the rate borne by the Notes, from the required payment date, and (ii) in addition thereto, any amounts due the Trustee under Section 7.06. Until such demand by the Trustee, the Company may pay the Principal Amount of and Interest on the Notes to the registered holders, whether or not the Notes are overdue.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company, the Issuer or any Significant Subsidiary or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the Issuer or any Significant Subsidiary or such other obligor, the property of the Company, the Issuer or any Significant Subsidiary or such other obligor, or in the case of any other judicial proceedings relative to the Company, the Issuer or any Significant Subsidiary or such other obligor upon the Notes, or to the creditors or property of the Company, the Issuer or any Significant Subsidiary or such other obligor, the Trustee, irrespective of whether the Principal Amount of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the Principal Amount and Interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

      In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

      Section 6.03. Application of Monies Collected by Trustee. Any monies or other property collected by the Trustee pursuant to this Article 6, or any monies or other property otherwise distributable in respect of the Company's obligations under this Indenture, shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

      FIRST: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 7.06;

      SECOND: In case the Principal Amount of the outstanding Notes shall not have become due and be unpaid, to the payment of Interest on the Notes in default in the order of the maturity of the installments of such Interest, with interest (to the extent that such interest has been collected by the Trustee) as provided in Section 6.02 upon the overdue installments of Interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

      THIRD: In case the Principal Amount of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for Principal Amount and Interest, with interest on the overdue Principal Amount and (to the extent that such interest has been collected by the Trustee) upon overdue installments of Interest, at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such Principal Amount and Interest without preference or priority of the Principal Amount over Interest, or of Interest over the Principal Amount, or of any installment of Interest over any other installment of Interest, or of any Note over any other Note, ratably to the aggregate of such Principal Amount and accrued and unpaid Interest; and

      FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto, as determined by a court of competent jurisdiction.

      Section 6.04. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless (a) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, (b) the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such security or indemnity satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the Principal Amount of (including any Redemption Price or Repurchase Price pursuant to Article 3) and accrued Interest on such Note on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

      Anything contained in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of exchange as provided herein.

      Section 6.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      Section 6.06. Remedies Cumulative and Continuing. Except as provided in
Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

      Section 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate Principal Amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction, (c) the Trustee may decline to take any action that would benefit some Noteholders to the detriment of other Noteholders and (d) the Trustee may decline to take any action that would involve the Trustee in personal liability. The holders of a majority in aggregate Principal Amount of the Notes at the time outstanding determined in accordance with Section 8.04 may, on behalf of the holders of all of the Notes,


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
waive any past default or Event of Default hereunder and its consequences except
(i) a default in the payment of Interest on, or the Principal Amount of, the Notes, (ii) a failure by the Company to exchange any Notes into cash or a combination of cash and Common Stock, as the case may be, (iii) a default in the payment of the Redemption Price pursuant to Section 3.03, (iv) a default in the payment of the Fundamental Change Repurchase Price pursuant to Section 3.04 or Company Repurchase Price pursuant to Section 3.05 or (v) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      Section 6.08. Notice of Defaults. The Trustee shall, within ninety calendar days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the Principal Amount of or Interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders. For the purpose of this Section 6.08, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      Section 6.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in Principal Amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the Principal Amount of or Interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to exchange any
Note in accordance with the provisions of Article 14.

                                    ARTICLE 7
                                   THE TRUSTEE

      Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

      (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

            (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

            (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

      (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

      (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in Principal Amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

      (d) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company, the Issuer or any Paying Agent or any records maintained by any co-registrar with respect to the Notes; and

      (e) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

      (f) The Trustee shall not be deemed to have knowledge or notice of any default (as defined in Section 6.08) or Event of Default hereunder unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default or Event of Default from the Company or the holders of at least 10% in aggregate Principal Amount of the Notes and such notice refers to such default or Event of Default, the Notes and the Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

      Whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 7.01.

      Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

      (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Company, the Issuer or any Subsidiary Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

      (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

      (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, the Issuer and any Subsidiary Guarantor, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

      (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

      (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

      (h) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

      (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

      (j) the Trustee may request that the Company, the Issuer and any Subsidiary Guarantor, respectively deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

      (k) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action which it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel;

      (l) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; and

      (m) the Trustee agrees to accept and act upon facsimile transmission of written instructions or directions pursuant to this Indenture, it being understood that originals of such shall be provided to the Trustee in a timely manner.

      Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) and the Guarantees shall be taken as the statements of the Company, the Issuer and the Subsidiary Guarantors, respectively, and the

Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

      Section 7.04. Trustee, Paying Agents, Exchange Agents or Registrar May Own Notes. The Trustee, any Paying Agent, any Exchange Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Exchange Agent or Note Registrar.

      Section 7.05. Monies to Be Held in Trust. Subject to the provisions of
Section 12.03, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

      Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall receive, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company, the Issuer and the Subsidiary Guarantors, jointly and severally, also covenant to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses (including reasonable attorneys' fees and expenses) of defending themselves against any claim (whether asserted by the Company, the Issuer, the Subsidiary Guarantors, any holder or any other Person) of liability in connection with the exercise or performance of any of its powers or duties hereunder. The respective obligations of the Company, the Issuer and the Subsidiary Guarantors under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses (including reasonable attorneys' fees and expenses), disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company, the Issuer and the Subsidiary Guarantors under this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge or termination of this Indenture.

      When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(k) with respect to the Company occurs, the expenses (including reasonable attorneys' fees and expenses) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

      Section 7.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

      Section 7.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 7.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 7.10. Resignation or Removal of Trustee.

      (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Company's Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment 60 calendar days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten Business Days' notice to the Company and the Noteholders, petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 6.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

            (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Company's Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment 60 calendar days after either the Company or the Noteholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten calendar days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, or if such Trustee so removed or any Noteholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 7.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

      Section 7.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

      No successor trustee shall accept appointment as provided in this Section
7.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 7.08 and be eligible under the provisions of Section 7.09.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the Company (or the former trustee, at the written direction and the expense of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) calendar days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 7.12. Succession by Merger. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any Person succeeding to all or substantially all of the corporate trust business of the Trustee, such Person shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 7.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                    ARTICLE 8
                                 THE NOTEHOLDERS

      Section 8.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate Principal Amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen calendar days prior to the date of commencement of solicitation of such action.

      Section 8.02. Proof of Execution by Noteholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

      The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.06.

      Section 8.03. Who Are Deemed Absolute Owners. The Company, the Issuer, any Subsidiary Guarantor, the Trustee, any Paying Agent, any Exchange Agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the Principal Amount of and Interest on such Note, for exchange of such Note and for all other purposes; and none of the Company, the Issuer, any Subsidiary Guarantor, the Trustee, any Paying Agent, any Exchange Agent or any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

      Section 8.04. Company-owned Notes Disregarded. In determining whether the holders of the requisite aggregate Principal Amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

      Section 8.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate Principal Amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                    ARTICLE 9
                             MEETINGS OF NOTEHOLDERS

      Section 9.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

            (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 6;

            (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate Principal Amount of the Notes under any other provision of this Indenture or under applicable law.

      Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty calendar nor more than ninety calendar days prior to the date fixed for the meeting.

      Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

      Section 9.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate Principal Amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty calendar days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

      Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 9.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in Principal Amount of the Notes represented at the meeting and entitled to vote at the meeting.

      Subject to the provisions of Section 8.04, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 Principal Amount of Notes held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by the holders of a majority of the aggregate Principal Amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the outstanding Principal Amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the Principal Amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 9.07. No Delay of Rights by Meeting. Nothing contained in this
Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 10
                             SUPPLEMENTAL INDENTURES

      Section 10.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Company's Board of Directors, the Issuer, when authorized by the resolutions of the Issuer's Board of Directors, any Subsidiary Guarantor, when authorized by the resolutions of its board of directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

      (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

      (b) to evidence the assumption by a successor Person of the obligations of the Company pursuant to Article 12 or to modify this Indenture in accordance with Sections 3.06(h), 11.02, 14.06 or 14.07;

      (c) to provide for the issuance of Additional Notes as provided in this Indenture;

      (d) to add guarantees or guarantors with respect to the Notes;

      (e) to add to the covenants of the Company, the Issuer or the Subsidiary Guarantors such further covenants for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

      (f) to cure any ambiguity or correct any inconsistency or otherwise defective provision contained in this Indenture, so long as such action will not adversely affect the interests of holders, provided that any such amendment to cure any ambiguity or correct any inconsistent or otherwise defective provision contained in this Indenture made solely to conform the provisions of this Indenture to the description of the Notes in the Offering Memorandum will be deemed not to adversely affect the interests of holders of the Notes;

      (g) to evidence the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

      (h) to increase the Exchange Rate; provided, however, that such increase in the Exchange Rate shall not adversely affect the interests of the holders of the Notes (after taking into account tax and other consequences of such increase);

      (i) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted;

      (j) make any changes or modifications necessary in connection with the registration of the Notes under the Securities Act as contemplated in the Registration Rights Agreement; provided, that such change or modification does not, in the good faith opinion of the Company's Board of Directors, adversely affect the interest of the holders of the Notes; or

      (k) make any provision with respect to matters or questions arising under this Indenture that the Company may deem necessary or desirable and that shall not be inconsistent with provisions of this Indenture, provided that such change will not have a material adverse effect on the interests of the Noteholders.

      Upon the written request of the Company, accompanied by (i) a copy of the resolutions of the Company's Board of Directors certified by its Secretary or Assistant Secretary; (ii) the related resolutions of the Issuer's Board of Directors certified by its Secretary or Assistant Secretary; and (iii) the related resolutions of the board of directors of each Subsidiary Guarantors authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Notwithstanding any other provision of the Indenture or the Notes, the Registration Rights Agreement and the obligation to pay Additional Interest thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

      Section 10.02. Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article 8) of the holders of a majority in aggregate Principal Amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Company's Board of Directors, the Issuer, when authorized by the resolutions of the Issuer's Board of Directors, and each Subsidiary Guarantors, when authorized by the resolutions of its board of directors and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall:

      (a) extend the Stated Maturity of any Note;

      (b) reduce the rate or extend the time for payment of Interest thereon;

      (c) reduce the Principal Amount thereof;

      (d) reduce any amount payable on redemption or repurchase thereof;

      (e) modify the redemption provisions of the Indenture in a manner adverse to the holders of the Notes or affect the obligation of the Company to redeem any Notes called for redemption on a Redemption Date in a manner adverse to such holder;

      (f) affect the obligation of the Company to repurchase any Note on a Company Repurchase Date in a manner adverse to the holders of Notes;

      (g) affect the obligation of the Company to repurchase any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes;

      (h) impair the right of any Noteholder to institute suit for the payment thereof;

      (i) make the Principal Amount thereof or Interest thereon payable in any coin or currency other than that provided in the Notes;

      (j) impair the right to exchange the Notes into cash or a combination of cash and Common Stock, as the case may be, subject to the terms set forth herein, including Section 14.06, or reduce the amount of cash and/or number of shares of Common Stock or the amount of other property receivable upon exchange;

      (k) reduce the quorum or voting requirements set forth in Article 9;

      (l) modify any of the provisions of this Section 10.02 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected by such change; or

      (m) reduce the aforesaid percentage of aggregate Principal Amount of Notes, the holders of which are required to consent to any such supplemental indenture,

without the consent of each holders affected thereby (in addition to the consent of the holders of a majority in aggregate Principal Amount of the Notes at the time outstanding).

      Upon the written request of the Company, accompanied by (i) a copy of the resolutions of the Company's Board of Directors certified by its Secretary or Assistant Secretary; (ii) related resolutions of the Issuer's Board of Directors certified by its Secretary or Assistant Secretary; and (iii) the related resolutions of the board of directors of each Subsidiary Guarantors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Noteholders under this
Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Section 10.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 10 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
10.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Issuer, the Subsidiary Guarantors and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article 10 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company's Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

      Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 11
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      Section 11.01. Company, the Issuer and the Subsidiary Guarantors May Consolidate on Certain Terms. (a) Subject to the provisions of Section 11.02, neither the Company nor the Issuer shall consolidate with or merge with or into any other Person or Persons (whether or not affiliated with the Company or the Issuer), nor shall the Company or the Issuer or their successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company or the Issuer sell, convey, transfer or lease, in one transaction or a series of related transactions, all or substantially all of the assets of the Company or the Issuer substantially as an entirety, to any other Person (whether or not affiliated with the Company or the Issuer), unless:

            (i) (x) the Company or the Issuer, as the case may be, is the surviving Person or (y) the resulting, surviving or transferee Person, if other than the Company or the Issuer, as the case may be, is a corporation, limited liability company or partnership organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and, upon any such consolidation, merger, sale, conveyance, transfer or lease, assumes all obligations of the Company or the Issuer, as the case may be, under the Notes, this Indenture and the Registration Rights Agreement, by supplemental indenture in form reasonably satisfactory to the Trustee, and by supplemental agreement;

            (ii) immediately after giving effect to the transaction described above, no Default or Event of Default shall have occurred and be continuing; and

            (iii) the Company or the Issuer, as the case may be, shall have delivered to the Trustee the Officers' Certificate and Opinion of Counsel, if any, requested pursuant to Section 11.03.


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
      (b) Subject to the provisions of Section 11.02 and 15.02(b), a Subsidiary Guarantor shall not consolidate or merge with or into any other Person (whether or not affiliated with such Subsidiary Guarantor), nor shall any Subsidiary Guarantor or its successor or successors be a party or parties to successive consolidations or mergers, nor shall any Subsidiary Guarantor sell, convey, transfer or lease all or substantially all the assets of such Subsidiary Guarantor, to any other Person (whether or not affiliated with such Subsidiary Guarantor), unless:

            (i) (x) the Subsidiary Guarantors is the surviving Person or (y) the resulting, surviving or transferee Person is a corporation, limited liability company or partnership organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and, upon any such consolidation, merger, sale, conveyance, transfer or lease, expressly assumes, all obligations of such Subsidiary Guarantor under this Indenture and, to the extent a party thereto, the Registration Rights Agreement by supplemental indenture in form reasonably satisfactory to the Trustee, and by supplemental agreement;

            (ii) immediately after giving effect to the transaction described above, no Default or Event of Default shall have occurred and be continuing; and

            (iii) such Subsidiary Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, if any, requested pursuant to Section 11.03.

      Section 11.02. Successor to Be Substituted. (a) In case of any such consolidation, merger, sale, conveyance, transfer or lease in which the Company or the Issuer, as the case may be, is not the surviving Person and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the Principal Amount of and Interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed or satisfied by the Company or the Issuer, as the case may be, and by supplemental agreement, executed and delivered to the Trustee, of all of the obligations of the Company or the Issuer, as the case may be, under the Registration Rights Agreement, such successor Person shall succeed to and be substituted for the Company or the Issuer, as the case may be, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of CSK Auto, Inc. any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Person named as the "COMPANY" or "ISSUER", as the case may be, in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

      (b) In case of any such consolidation, merger, sale, conveyance, transfer or lease in which a Subsidiary Guarantor is not the surviving Person and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or satisfied by such Subsidiary Guarantor and by supplemental agreement, executed and delivered to the Trustee, of all of the obligations of such Subsidiary Guarantor under the Registration Rights Agreement to the extent a party thereto, such successor Person shall succeed to and be substituted for such Subsidiary Guarantor, with the same effect as if it had been named herein as a Subsidiary Guarantor as of the date of this Indenture. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of such Subsidiary Guarantor the Subsidiary Guarantee of such Subsidiary Guarantor, issuable hereunder that theretofore shall not have been signed by such Subsidiary Guarantor and delivered to the Trustee. All the Subsidiary Guarantees of the Subsidiary Guarantors so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantee of the Subsidiary Guarantors theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), the applicable Person named as a "SUBSIDIARY GUARANTOR" in this Indenture or any supplemental indenture hereto or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of its Subsidiary Guarantee and from its obligations under this Indenture and its Subsidiary Guarantee.

      In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

      Section 11.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 11.

                                   ARTICLE 12
                     SATISFACTION AND DISCHARGE OF INDENTURE

      Section 12.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable and the Company shall deposit with the Paying Agent (or, if the Company or the Issuer is acting as Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04), in trust, funds sufficient to pay all amounts due and owing on Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of Principal Amount of and Interest on the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and
(iii) the rights and immunities of the Trustee hereunder, including those pursuant to Section 7.06), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 16.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

      Section 12.02. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

      Section 12.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the Principal Amount of or Interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the Principal Amount of or Interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 13
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

      Section 13.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the Principal Amount of or Interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, the Issuer or the Subsidiary Guarantors in this Indenture or in any supplemental indenture or in any Note, or of the Issuer and the Subsidiary Guarantors under the Guarantees or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company, the Issuer or the Subsidiary Guarantors or of any successor corporation, either directly or through the Company, the Issuer or the Subsidiary Guarantors or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly


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
understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE 14
                                EXCHANGE OF NOTES

      Section 14.01. Right to Exchange. (a) Subject to and upon compliance with the provisions of this Indenture, at any time prior to 5:00 p.m., New York City time, on the Trading Day immediately preceding the Stated Maturity, the holder of any Note shall have the right, at such holder's option, to exchange each $1,000 Principal Amount of the Notes, and integral multiples thereof, into cash or a combination of cash and fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Exchange Rate in effect at such time, subject to Section 14.01(d), by surrender of the Note so to be exchanged in whole or in part, together with any required funds, under the circumstances described in this Section 14.01 and in the manner provided in
Section 14.02. The Notes shall be exchangeable only during the following periods upon the occurrence of one of the following events:

            (i) during any fiscal quarter (and only during such fiscal quarter) commencing after July 31, 2005, if the Last Reported Sale Price of the Common Stock for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on the last Trading Day of the preceding fiscal quarter is greater than or equal to 130% of the applicable Exchange Price on such last Trading Day;

            (ii) in the event that the Company calls any or all of the Notes for redemption, at any time prior to 5:00 p.m., New York City time, on the second Trading Day immediately preceding the Redemption Date at which time the right to exchange such Notes will expire, unless the Company fails to pay the Redemption Price; provided that only those Notes that are called for redemption may be exchanged following such an event; or

            (iii) as provided in Section (b) of this Section 14.01.

      (b) In addition, if:

            (i) (A) the Issuer distributes to all or substantially all holders of Common Stock rights or warrants entitling them to subscribe for or purchase (for a period expiring within 45 calendar days of the date of the distribution) shares of Common Stock at less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date of the distribution, or (B) the Issuer distributes to all or substantially all holders of Common Stock, assets, debt securities or rights to purchase securities of the Issuer, which distribution has a per share value as determined by the Company's Board of Directors and set forth in a Company Board Resolution exceeding 15% of the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Notes may be surrendered for exchange at any time on and after the date that the Issuer gives notice to the holders of such distribution, which shall be not less than 20 Business Days prior to the Ex-Dividend Date for such distribution, until the earlier of 5:00 p.m.,

      New York City time, on the Business Day immediately preceding, but not including, the Ex-Dividend Date or the date the Issuer publicly announces that such distribution will not take place; provided that no holder may exchange Notes in accordance with this Section 14.01(b)(i) if the holder will otherwise participate in such distribution without exchange as a result of holding the Notes;

            (ii) the Issuer consolidates with or merges with or into another Person, is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its assets, in each case pursuant to which the Common Stock would be converted into (A) cash or property other than securities, or (B) cash, securities or other property, provided that in the case of clause (B), such transaction also constitutes a Fundamental Change, then the Notes may be surrendered for exchange at any time beginning 25 calendar days prior to the anticipated effective date of the transaction until and including the date which is 25 calendar days after the actual effective date of the transaction (or if such consolidation, merger, share exchange or transfer also constitutes a Fundamental Change, until the Fundamental Change Repurchase Date corresponding to such Fundamental Change). The Company's Board of Directors shall determine the anticipated Effective Date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company by publication on its Web site or through such other public medium as it may use at that time not later than two Business Days prior to such 25th calendar day;

            (iii) a Fundamental Change of the type described in clause (i) of the definition of Fundamental Change occurs, holders may surrender Notes for exchange at any time beginning on the actual Effective Date of such Fundamental Change until and including the date which is 30 calendar days after the Effective Date of such transaction or if, later, until the Fundamental Change Repurchase Date corresponding to such Fundamental Change.

      (c) Whenever the Notes shall become exchangeable pursuant to this Section 14.01, the Company or, at the Company's request, and after the Company has prepared and delivered such notice to the Trustee, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such exchangeability in the manner provided in Section 16.03, and the Company shall also publicly announce such information by publication on the Company's Web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

      The Company or its designated agent shall determine on a daily basis during the last 20 Trading Days of each fiscal quarter (until such day, if any, as the Notes are determined to be exchangeable) whether the Notes shall be exchangeable as a result of the occurrence of an event specified in Section 14.01(a)(i) and, if the Notes shall be so exchangeable, the Company shall promptly deliver to the Exchange Agent written notice thereof.

      (d) A Note in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to Section 3.04 or repurchase pursuant to

Section 3.05 may be exchanged only if such holder withdraws its election in accordance with Section 3.06(d). A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has exchanged his Notes into Common Stock, and only to the extent such Notes are deemed to have been exchanged to Common Stock under this Article 14.

      (e) If a Noteholder elects to exchange its notes in connection with a specified corporate transaction pursuant to Section 14.01(b) that occurs prior to August 15, 2010, and the corporate transaction also constitutes a Fundamental Change as described in clause (i) or (ii) of the definition thereof, subject to
Section 14.07, the Exchange Rate shall be increased by an additional number of shares of Common Stock (the "ADDITIONAL SHARES") as described below, provided that if the Stock Price is greater than $60.00 or less than $17.76 (subject in each case to adjustment as described below), the number of Additional Shares shall be zero. Notwithstanding the foregoing, in no event will the Exchange Rate be increased pursuant to this Section 14.01(e) to a rate that would exceed
56.3063 shares, subject to adjustments in the same manner as the Exchange Rate as set forth in Section 14.05 per $1,000 Principal Amount of Notes.

      The number of Additional Shares will be determined by reference to the table attached as Schedule A hereto, based on the actual effective date of such corporate transaction (the "EFFECTIVE DATE") and the Stock Price with respect to such corporate transaction; provided that if the Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year.

      The Stock Prices set forth in the first row of the table in Schedule A hereto and set forth in the first paragraph of this Section 14.01(e) will be adjusted as of any date on which the Exchange Rate of the Notes is adjusted pursuant to Section 14.05. The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Exchange Rate immediately prior to such adjustment and the denominator of which is the Exchange Rate as so adjusted. The number of Additional Shares will be adjusted in the same manner as the Exchange Rate as set forth in Section 14.05.

      Any exchange of Notes occurring at a time when the Notes would be exchangeable in light of the expected or actual occurrence of a Fundamental Change will be deemed to have occurred in connection with such Fundamental Change notwithstanding the fact that a Note may then be exchangeable because another condition to exchange has been satisfied.

      Section 14.02. Exercise of Exchange Right; Issuance of Common Stock on Exchange; No Adjustment for Interest or Dividends. In order to exercise the exchange right with respect to any Note in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Note with the original or facsimile of the form entitled "FORM OF EXCHANGE NOTICE" on the reverse thereof, which is irrevocable, duly completed and manually signed, together with such Notes duly endorsed for transfer. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such exchange shall be issued, and to whom the cash payable on such exchange shall be delivered, and shall be accompanied by transfer or similar taxes, if required pursuant to

Section 14.08, and funds equal to the Interest payable on the next Interest Payment Date to which such holder of the Note is not entitled, if required pursuant to this Section 14.02.

      In order to exercise the exchange right with respect to any interest in a Global Note, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for exchange pursuant to the Depositary's book-entry exchange program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Exchange Agent, and pay the funds, if any, required by this Section 14.02 and any transfer taxes if required pursuant to Section 14.08.

      The Company will deliver the Settlement Amount to exchanging holders on the second Business Day immediately following the last day of the Cash Settlement Averaging Period, or in the case of an optional redemption pursuant to Section 3.02, the Redemption Date. Subject to compliance with any restrictions on transfer if shares issuable on exchange are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so exchanged), the Company shall issue and shall deliver through the Exchange Agent to such Noteholder at the office or agency maintained by the Company for such purpose pursuant to Section 4.02, a check or cash in respect of the lesser of the aggregate Principal Amount of Notes being exchanged and the Exchange Value in respect of such Notes, calculated by the Company as provided in Section 14.03 and a certificate or certificates for the number of full shares of Common Stock, if any, issuable upon the exchange of such Note or Notes (or portion thereof) so exchanged as determined by the Company as provided in Section 14.03, or if the Common Stock is eligible for transfer through The Depository Trust Company, the Company shall make a book-entry transfer of such number of shares of Common Stock through The Depository Trust Company, and a check or cash in respect of any fractional interest in respect of any share of Common Stock arising upon such exchange. In case any Note of a denomination greater than $1,000 shall be surrendered for partial exchange, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate Principal Amount equal to the unexchanged portion of the surrendered Note.

      Each exchange shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 14.02 have been satisfied as to such Note (or portion thereof) (such date, the "EXCHANGE DATE"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such exchange shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such exchange shall be at the Exchange Rate in effect on the date upon which such Note shall be surrendered.

      Any Note or portion thereof surrendered for exchange during the period from 5:00 p.m., New York City time, on any Regular Record Date to 9:00 a.m., New York City time, on the corresponding Interest Payment Date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the Principal Amount being exchanged; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, (2) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the corresponding Interest Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of exchange with respect to such Note. Except as provided above in this Section 14.02, no payment or other adjustment shall be made for Interest accrued on any Note exchanged or for dividends on any shares issued upon the exchange of such Note as provided in this Article 14.

      Upon the exchange of an interest in a Global Note, the Exchange Agent, or the Custodian at the direction of the Exchange Agent, shall make a notation on such Global Note as to the reduction in the Principal Amount represented thereby. The Company shall notify the Trustee in writing of any exchanges of Notes effected through any Exchange Agent other than the Trustee.

      Upon the exchange of a Note, that portion of the accrued but unpaid Interest with respect to the exchanged Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of cash or a combination of cash and the Common Stock, as the case may be (together with the cash payment in lieu of fractional shares, if any) in exchange for the Note being exchanged pursuant to the provisions hereof; and cash or a combination of cash and shares of Common Stock, as the case may be (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the Principal Amount of the exchanged Note and the accrued but unpaid Interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to exchange the Note being exchanged pursuant to the provisions hereof.

      Section 14.03. Payment Upon Exchange; Cash Payments in Lieu of Fractional Shares. (a) Upon receipt of a notice of exchange, the Company will deliver to holders in respect of each $1,000 Principal Amount of Notes being exchanged a settlement amount (the "SETTLEMENT AMOUNT") consisting of (i) cash equal to the lesser of $1,000 and the Exchange Value and (ii) to the extent the Exchange Value exceeds $1,000, a number of shares equal to the sum of, for each day of the 20 Trading Day Cash Settlement Averaging Period, (A) 5% of the difference between the Exchange Value and $1,000, divided by (B) the Last Reported Sale Price of the Common Stock for such day.

      (b) If more than one Note shall be surrendered for exchange at one time by the same holder, the number of full shares that shall be issuable upon exchange, if any, shall be computed on the basis of the aggregate principal amount of Notes so surrendered. No fractional shares of Common Stock shall be issued upon exchange of Notes. If any fractional share of Common Stock would be issuable upon the exchange of any Note or Notes, the Company shall make an adjustment and payment therefor in cash to the holder of Notes at a price equal to the average of the Last Reported Sale Price of the Common Stock over the Cash Settlement Averaging Period.

      (c) Until such time as the Issuer shall have increased its authorized capital stock and reserved such capital stock pursuant to Section 14.09 to provide for exchange of the Notes from time to time, the Issuer shall not be required to issue in excess of 3,500,000 shares of Common Stock upon exchange of the Notes; provided, that this limitation shall not affect the Company's obligation to deliver cash upon the exchange of the Notes as provided in this
Section 14.03.

      Section 14.04. Exchange Rate. Each $1,000 Principal Amount of the Notes shall be exchangeable into the number of shares of Common Stock specified in the form of Note (herein called the "EXCHANGE RATE") attached as Exhibit A hereto (initially 43.3125 shares), subject to adjustment as provided in this Article 14.

      Section 14.05. Adjustment of Exchange Rate. The Exchange Rate shall be adjusted from time to time by the Company as follows:

      (a) If the Issuer issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or effects a share split or share combination, the Exchange Rate will be adjusted based on the following formula:

                                      ER(0)
                                 ER'= ----- X OS'
                                      OS(0)

   where,

      ER(0) = the Exchange Rate in effect immediately prior to such event

      ER'   = the Exchange Rate in effect immediately after such event

      OS(0) = the number of shares of Common Stock outstanding immediately prior to such event

      OS'   = the number of shares of Common Stock outstanding immediately after such event.

Such adjustment shall become effective immediately after 9:00 a.m., New York City time, on the Business Day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 15.05(a) is declared but not so paid or made, the Exchange Rate shall again be adjusted to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared.

      (b) If the Issuer issues to all or substantially all holders of its Common Stock any rights or warrants entitling such holders for a period of not more than 45 calendar days to subscribe for or purchase shares of Common Stock, at a price per share less than the Last Reported Sale Price of Common Stock on the Business Day immediately preceding the date of announcement of such issuance, the Exchange Rate will be adjusted based on the following formula:

                                            OS(0) + X
                                ER'=ER(0) x ---------
                                            OS(0) + Y
   where,

      ER(0) = the Exchange Rate in effect immediately prior to such event

      ER'   = the Exchange Rate in effect immediately after such event

      OS(0) = the number of shares of Common Stock outstanding immediately prior to such event

      X     = the total number of shares of Common Stock issuable pursuant to such rights or warrants

      Y     = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights divided by the average of the Last Reported Sale Prices of Common Stock over the ten consecutive Trading Day period ending on the Business Day immediately preceding the Stock Record Date for the issuance of such rights or warrants.

Such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately after 9:00 a.m., New York City time, on the Business Day following the date fixed for such determination. To the extent that shares of Common Stock are not delivered prior to the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

      In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Last Reported Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Issuer for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company's Board of Directors.

      (c) If the Issuer distributes shares of its capital stock, evidences of its indebtedness or other assets or property of the Issuer to all or substantially all holders of the Common Stock, excluding:

            (i) dividends or distributions and rights or warrants referred to in clause (a) or (b) above; and

            (ii) dividends or distributions paid exclusively in cash;

then the Exchange Rate will be adjusted based on the following formula:

                                            SP(0)
                             ER'=ER(0) x -----------
                                         SP(0) - FMV

   where,

      ER(0) = the Exchange Rate in effect immediately prior to such distribution

      ER'   = the Exchange Rate in effect immediately after such distribution

      SP(0) = the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Business Day immediately preceding the ex-date for such distribution

      FMV   = the fair market value (as determined by the Company's Board of
               Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Stock Record Date for such distribution.

Such adjustment shall become effective immediately prior to 9:00 a.m., New York City time, on the Business Day following the date fixed for the determination of stockholders entitled to receive such distribution.

With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Stock or shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit (a "SPIN-OFF") the Exchange Rate in effect immediately before 5:00 p.m., New York City time, on the Stock Record Date fixed for determination of stockholders entitled to receive the distribution will be increased based on the following formula:

                                         FMV(0) + MP(0)
                             ER'=ER(0) x --------------
                                              MP(0)


   where,

      ER(0) = the Exchange Rate in effect immediately prior to such distribution

      ER'    = the Exchange Rate in effect immediately after such distribution

      FMV(0) = the average of the Last Reported Sale Prices of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first ten consecutive Trading Day period after the effective date of the Spin-Off

      MP(0) = the average of the Last Reported Sale Prices of Common Stock over the first ten consecutive Trading Day period after the effective date of the Spin-Off.

   Such adjustment shall occur on the tenth Trading Day from, and including, the effective date of the Spin-Off.

      (d) If the Issuer makes any cash dividend or distribution during any of the Issuer's quarterly fiscal period to all or substantially all holders of Common Stock, the Exchange Rate will be adjusted based on the following formula:

                                            SP(0)
                              ER'=ER(0) x ---------
                                          SP(0) - C


   where,

         ER(0) = the Exchange Rate in effect immediately prior to the Stock
                 Record Date for such dividend or distribution

         ER'   = the Exchange Rate in effect immediately after the Stock Record
                 Date for such dividend or distribution

         SP(0) = the average of the Last Reported Sale Prices of the Common
                 Stock over the ten consecutive Trading Day period ending on the Business Day immediately preceding the ex-date for such dividend or distribution

         C     = the amount in cash per share the Issuer dividends or
                 distributes to holders of Common Stock.

   Such adjustment shall become effective immediately after 5:00 p.m., New York City time, on the date for such determination.

      (e) If the Issuer or any of its subsidiaries purchases shares of Common Stock pursuant to a tender or exchange offer which involves an aggregate per share consideration that exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (such last date, the "EXPIRATION TIME"), the Exchange Rate will be adjusted based on the following formula:

                                       AC + (SP'xOS')
                           ER'=ER(0) x --------------
                                         OS(0) x SP'

   where,

      ER(0) = the Exchange Rate in effect on the date such tender or exchange offer expires

      ER'   = the Exchange Rate in effect on the day next succeeding the date such tender or exchange offer expires

      AC    = the aggregate value of all cash and any other consideration (as determined by the Company's Board of Directors) paid or payable for shares purchased in such tender or exchange offer

      OS(0) = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires

      OS'   = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires

      SP'   = the average of the Last Reported Sale Prices of Common Stock over the ten consecutive Trading Day period commencing on the Trading Day next succeeding the date such tender or exchange offer expires.

If the Issuer is obligated to purchase shares pursuant to any such tender or exchange offer, but the Issuer is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made.

If, however, the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.

      (f) Notwithstanding the foregoing provisions of this Section 14.05, no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of a Note to exchange, for any distribution described therein if the holder will otherwise participate in the distribution without exchange of such holder's Notes.

      (g) The Company may (but is not required to) make such increases in the Exchange Rate, in addition to those required by clauses (a) through (e) of this
Section 14.05 as the Company's Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or any similar event treated as such for income tax purposes.

      To the extent permitted by applicable law, the Company from time to time may increase the Exchange Rate by any amount for any period of at least 20 days if the Company's Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive.

      (h) All calculations under this Article 14 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. The Company will not be required to make an adjustment in the Exchange Rate unless the adjustment would require a change of at least 1% in the Exchange Rate. However, the Company will carry forward any adjustments that are less than 1% of the Exchange Rate and make such carried forward adjustments, regardless of whether aggregate adjustment is less than 1% within one year of the first such adjustment carried forward, upon redemption, upon a Fundamental Change or upon the Stated Maturity.

      To the extent the Notes become exchangeable into cash, assets or property (other than capital stock of the Issuer or securities to which Section 14.06 or 14.07 applies), no adjustment shall be made thereafter pursuant to this Section
14.05 as to the cash, assets or property.

      (i) Whenever the Exchange Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Exchange Agent other than the Trustee an Officers' Certificate setting forth the Exchange Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Exchange Rate and may assume that the last Exchange Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the date on which each adjustment becomes effective.

      The Company or, at the Company's request after the Company has prepared and delivered such notice to the Trustee, the Trustee in the name and at the expense of the Company, shall notify the holders of the adjustment to the Exchange Rate in the manner provided in Section 16.03, and the Company shall also publicly announce such information by publication on the Company's Web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

      (j) In any case in which this Section 14.05 provides that an adjustment shall become effective immediately after (1) a record date or Stock Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 14.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 14.05(b) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 14.05(e), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Note exchanged after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such exchange by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such exchange before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 14.03. For purposes of this Section 14.05(j), the term "ADJUSTMENT EVENT" shall mean:

            (i) in any case referred to in clause (1) hereof, the occurrence of such event,

            (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

            (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

            (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

      (k) For purposes of this Section 14.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Issuer but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Issuer will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Issuer. The Issuer shall not issue any such rights, options or warrants in respect of shares of Common Stock held in treasury by the Issuer.

      Section 14.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 14.05(c) applies), (ii) any consolidation, merger, binding share exchange or combination of the Issuer with another Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock, or (iii) any sale, lease, conveyance or other transfer of all or substantially all of the properties and assets of the Issuer to any other Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock, then the Issuer and the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Note shall be exchangeable into the kind and amount of cash, securities or other property (and in the same proportion) receivable (the "APPLICABLE CONSIDERATION") upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exchange of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to exchange all such Notes) immediately prior to such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance (provided that, if the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 14.06 the kind and amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for provisions and adjustments which shall be as nearly equivalent as may be practicable to the provisions and adjustments provided for in this Article 14.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at its address appearing on the Note Register provided for in Section 2.05 of this Indenture, within 20 calendar days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      In addition, any issuer of securities included in the Applicable Consideration shall execute an amendment to the Registration Rights Agreement (to the extent any Transfer Restricted Securities (as defined therein) remain outstanding) to make the provisions thereof apply to such securities.

      The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, binding share exchanges, combinations, sales and conveyances.

      For purposes of determining the Exchange Value as provided in Section
14.04 the following provisions shall apply: (i) if the Applicable Consideration includes securities for which the price can be determined in a manner contemplated by the definition of "Last Reported Sale Price," then the value of such securities shall be determined in accordance with the principles set forth in the "Last Reported Sale Price;" (ii) if the Applicable Consideration includes other property (other than securities or cash), then the value of such property shall be the fair market value of such property as determined by the Company's Board of Directors in good faith; and (iii) if the Applicable Consideration includes cash, then the value of such cash shall be the amount thereof.

      If this Section 14.06 applies to any event or occurrence, Section 14.05 shall not apply. Notwithstanding this Section 14.06, if a Public Acquirer Change of Control occurs and the Company elects to adjust the Exchange Rate and its exchange obligation pursuant to, and in compliance with, Section 14.07, the provisions of Section 14.07 shall apply to such Public Acquirer Change of Control instead of this Section 14.06.

      Section 14.07. Exchange After a Public Acquirer Change of Control.

      (a) In the event of a Public Acquirer Change of Control, the Company may, in lieu of increasing the Exchange Rate by Additional Shares pursuant to Section 14.01(e), elect (subject to the satisfaction of the provisions of this Section 14.07) to adjust the Exchange Rate and the related exchange obligation such that from and after the Effective Date of such Public Acquirer Change of Control, holders will be entitled to exchange their Notes, in accordance with Section
14.02 hereof (subject to the satisfaction of the requirements of Section 14.01) into a number of shares of Public Acquirer Common Stock by adjusting the Exchange Rate in effect immediately before the Public Acquirer Change of Control by multiplying it by a fraction:

            (i) the numerator of which will be (A) in the case of a share exchange, consolidation, merger or binding share exchange, pursuant to which the Common Stock is converted into cash, securities or other property, the average value of all cash and any other consideration (as determined by the Company's Board of Directors in the manner contemplated by Section 14.06) paid or payable per share of Common Stock or (B) in the case of any other Public Acquirer Change of Control, the average of the Last Reported Sale Prices of the Common Stock for the five consecutive Trading Days prior to but excluding the Effective Date of such Public Acquirer Change of Control, and

            (ii) the denominator of which will be the average of the Last Reported Sale Prices of the Public Acquirer Common Stock for the five consecutive Trading Days commencing on the Trading Day next succeeding the Effective Date of such Public Acquirer Change of Control.

      (b) In order to make the election pursuant to this Section 14.07, the Company and the issuer of the Public Acquirer Common Stock shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Note shall be exchangeable into Public Acquirer Common Stock and execute an amendment to the Registration Rights Agreement (to the extent any Transfer Restricted Securities (as defined therein) remain outstanding) to make the provisions thereof apply to the Public Acquirer Common Stock. Such supplemental indenture shall provide for provisions and adjustments which shall be as nearly equivalent as may be practicable to the provisions and adjustments provided for in this Article 14.

      (c) The Company will notify holders of its election by providing notice as set forth in Section 14.01(c) promptly after making the election pursuant to this Section 14.07.

      Section 14.08. Taxes on Shares Issued. The issue of stock certificates on exchanges of Notes shall be made without charge to the exchanging Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note exchanged, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 14.09. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. (a) The Issuer shall reserve and provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury by the Issuer, initially 3,500,000 shares of Common Stock to provide for the exchange of the Notes and shall contribute such shares to the Company for delivery to holders of Notes upon exchange of the Notes. The Issuer agrees to use its reasonable best efforts to seek to obtain approval at the next annual meeting of its shareholders to increase its authorized capital stock to a number of shares of Common Stock sufficient to provide for the exchange of the Notes from time to time as such Notes are presented for exchange. If the Issuer shall not obtain approval at its next meeting of stockholders to increase its authorized capital stock to a number of shares of Common Stock sufficient to provide for the exchange of the Notes as described in the immediately preceding sentence, the Issuer shall use its reasonable best efforts to obtain approval at each succeeding meeting of its stockholders until such time as it shall have obtained approval for an increase in its authorized capital stock sufficient to provide for the exchange of the Notes.

      The Issuer agrees that following any increase in its authorized capital stock after the date of this Indenture, and thereafter, the Issuer shall reserve and provide, free from preemptive rights out of its authorized but unissued shares or shares held in treasury by the Issuer, sufficient shares of Common Stock to provide for exchange of the Notes from time to time and shall contribute such shares to the Company for delivery to holders upon exchange of the Notes. The Issuer further agrees that it will not engage in any transactions (including, without limitation, making any dividends or distributions, issuing any rights or warrants, or making any tender offer) which would require an adjustment to the Exchange Rate as provided in this Section 14.09 until the Issuer has complied with the provisions of the immediately preceding sentence. The Company further agrees that it will not issue any Additional Notes until the Issuer has complied with the provisions of the first sentence of this paragraph.

      (b) Before taking any action which would cause an adjustment increasing the Exchange Rate to an amount that would cause the Exchange Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon exchange of the Notes, the Issuer will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Exchange Rate.

      (c) The Company and the Issuer covenant that all shares of Common Stock which may be issued upon exchange of Notes shall have been duly authorized, subject to the limitation described in clause (a) above, and upon issue and delivery in accordance with the terms of this Indenture shall be validly issued, fully paid and non-assessable by the Issuer and free from all taxes, liens and charges with respect to the issue thereof.

      The Company and the Issuer covenant that, if any shares of Common Stock to be provided for the purpose of exchange of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon exchange, the Company and the Issuer will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be. In connection with any transaction referred to in Sections 14.06 or 14.07, the Company and any other Person required to issue common stock upon exchange of a Note shall take such actions as are required so that Section 3(a)(9) or another exemption under the Securities Act can be relied upon in connection with such exchange of the Notes to permit such exchange without requiring registration thereof under the Securities Act or provide for the registration of such exchange under the Securities Act.

      The Issuer further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange, Nasdaq National Market or any other national securities exchange or automated quotation system, the Issuer will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon exchange of the Notes; provided that if the rules of such exchange or automated quotation system permit the Issuer to defer the listing of such Common Stock until the first exchange of the Notes into Common Stock in accordance with the provisions of this Indenture, the Issuer covenants to list such Common Stock issuable upon exchange of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

      Section 14.10. Responsibility of Trustee. The Trustee and any other Exchange Agent shall not at any time be under any duty or responsibility to the Company or any holder of Notes to determine the Exchange Rate or whether any facts exist which may require any adjustment of the Exchange Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Exchange Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the exchange of any Note; and the Trustee and any other Exchange Agent make no representations with respect thereto. Neither the Trustee nor any Exchange Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of exchange or to comply with any of the duties, responsibilities or covenants of the Company contained in this
Article 14. Without limiting the generality of the foregoing, neither the Trustee nor any Exchange Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the exchange of their Notes after any event referred to in such
Section 14.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

      Section 14.11. Notice to Holders Prior to Certain Actions. In case:

      (a) The Issuer shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exchange Rate pursuant to
Section 14.05; or

      (b) The Issuer shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

      (c) of any reclassification or reorganization of the Common Stock of the Issuer (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Issuer is a party and for which approval of any stockholders of the Issuer is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

      (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer or the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register provided for in
Section 2.05 of this Indenture, as
promptly as possible but in any event at least ten (10) calendar days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      Section 14.12. Stockholder Rights Plan. To the extent that the Issuer has a rights plan in effect upon exchange of the Notes, the Noteholder will receive, in addition to the Common Stock, if any, the rights under the rights plan, unless prior to any exchange, the rights have separated from the Common Stock, in which case the Exchange Rate will be adjusted at the time of separation as if the Issuer distributed to all holders of Common Stock, shares of the Issuer's capital stock, evidences of indebtedness or assets as described in Section 14.04(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights. In lieu of any such adjustment, the Issuer may amend such applicable stockholder rights agreement to provide that upon exchange of the Notes the holders will receive, in addition to the Common Stock issuable upon such exchange, the rights which would have attached to such Common Stock if the rights had not become separated from the Common Stock under such applicable stockholder rights agreement.

                                   ARTICLE 15
                                   GUARANTEES

      Section 15.01. Guarantees. (a) Subject to the provisions of this Article 15, the Issuer and the Subsidiary Guarantors hereby irrevocably and unconditionally guarantee, jointly and severally, on a senior basis to each holder and to the Trustee and its successors and assigns (i) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under this Indenture (including obligations to the Trustee) and the Notes, whether for payment of principal of or interest on the Notes, delivery of the Settlement Amount and all other monetary obligations of the Company under this Indenture and the Notes and
(ii) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for fees, expenses, indemnification or otherwise under this Indenture and the Notes (all the foregoing being hereinafter collectively called the "GUARANTEED OBLIGATIONS"). Subject to
Section 15.02, the Issuer and the Subsidiary Guarantors further agree that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from either the Issuer or the Subsidiary Guarantors, and that the Issuer and the Subsidiary Guarantors shall remain bound under this
Article 15 notwithstanding any extension or renewal of any Guaranteed
Obligation.

      (b) To the extent permitted by law, the Issuer and the Subsidiary Guarantors waive presentation to, demand of payment from and protest to the Company of any of the Guaranteed

Obligations and also waive notice of protest for nonpayment. The Issuer and the Subsidiary Guarantors waive notice of any default under the Notes or the Guaranteed Obligations. The obligations of the Issuer and the Subsidiary Guarantors hereunder shall not be affected by (i) the failure of any holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Notes or any other agreement or otherwise; (ii) any extension or renewal of any thereof;
(iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (iv) the release of any security held by any holder or the Trustee for the Guaranteed Obligations or any of them; (v) the failure of any holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or
(vi) any change in the ownership of the Issuer or the Subsidiary Guarantors, except as provided in Section 15.02(b).

      (c) The Issuer and each Subsidiary Guarantor agrees that its Guarantee constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any holder or the Trustee to any security held for payment of the Guaranteed Obligations.

      (d) Except as expressly set forth in Section 15.02, the obligations of the Issuer and the Subsidiary Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Issuer and the Subsidiary Guarantors herein shall not be discharged or impaired or otherwise affected by the failure of any holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Issuer or the Subsidiary Guarantors or would otherwise operate as a discharge of the Issuer or the Subsidiary Guarantors as a matter of law or equity.

      (e) The Issuer and each Subsidiary Guarantors agree that its respective Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. The Issuer and each Subsidiary Guarantors further agrees that its Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

      (f) In furtherance of the foregoing and not in limitation of any other right which any holder or the Trustee has at law or in equity against the Issuer and the Subsidiary Guarantors by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, the Issuer and the Subsidiary Guarantors hereby promise to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the holders and the Trustee.

      (g) The Issuer and each Subsidiary Guarantors agree that it shall not be entitled to any right of subrogation in relation to the holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. The Issuer and each Subsidiary Guarantors further agree that, as between it, on the one hand, and the holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of its Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and
(ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Issuer and the Subsidiary Guarantors or the Company for the purposes of this Section 15.01.

      (h) The Issuer and the Subsidiary Guarantors also agree to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any holder in enforcing any rights under this Section 15.01.

      (i) Upon request of the Trustee, the Issuer and the Subsidiary Guarantors shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      Section 15.02. Limitation on Liability. (a) Any other term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by each Subsidiary Guarantors shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantors, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

      (b) A Subsidiary Guarantee shall terminate and be of no further force in effect and the Subsidiary Guarantors shall be deemed to be released from all obligations under this Article 15 (without any further action by the Trustee or the holders) upon (i) the sale or other disposition of all or substantially all of the assets of the Subsidiary Guarantors (including by way of any merger or consolidation) or (ii) the sale or other disposition of all of the capital stock of a Subsidiary Guarantor, in each case, other than the sale or other disposition to the Issuer or a Subsidiary of the Issuer. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release (in the form provided by the Company).

      Section 15.03. Successors and Assigns. This Article 15 shall be binding upon the Issuer and any Subsidiary Guarantor and their successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the holders and, in the event of any transfer or assignment of rights by any holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

      Section 15.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the holders in exercising any right, power or privilege under this Article 15 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 15 at law, in equity, by statute or otherwise.

      Section 15.05. Modification. No modification, amendment or waiver of any provision of this Article 15, nor the consent to any departure by the Issuer or any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Issuer or any Subsidiary Guarantor in any case shall entitle the Issuer or any Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

      Section 15.06. Execution of Supplemental Indenture for Future Guarantors. Each Person which is required to become a Guarantor pursuant to Section 4.10, shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit C hereto pursuant to which such Subsidiary or other Person shall become a Guarantor under this Article 15 and shall guarantee the Guaranteed Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary or other Person and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms and/or to such other matters as the Trustee may reasonably request.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

      Section 16.01. Provisions Binding on Successors. All the covenants, stipulations, promises and agreements by the Company, the Issuer and the Subsidiary Guarantors contained in this Indenture shall bind its successors and assigns whether so expressed or not.

      Section 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company, the Issuer or the Subsidiary Guarantors shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company, the Issuer or the Subsidiary Guarantors.

      Section 16.03. Addresses for Notices, Etc. Any request, notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company, the Issuer or the Subsidiary Guarantors shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: to CSK Auto, Inc., 645 E. Missouri Avenue, Suite 400, Phoenix, Arizona 85012, Telecopier No. (602) 294-7139, Attention: Randi Val Morrison, Vice President, Assistant General Counsel and Secretary. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: The Bank of New York Trust Company, N.A., 700 South Flower Street, Suite 500, Los Angeles, California 90017, Telecopier No.:
(312) 827-8542, Attention: Corporate Trust Administration; provided, however, that the Trustee shall not be deemed to have received notice until such notice is actually received.

      The Company, the Issuer, the Subsidiary Guarantors or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

      Section 16.04. Governing Law. This Indenture, the Guarantees and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

      Section 16.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application, request or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Trustee shall be entitled to receive upon its request an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Section 16.06. Business Days. In any case in which the date of maturity of Interest on or principal of the Notes or the Redemption Date of any Note or any Repurchase Date with respect to any Note will not be a Business Day, then payment of such Interest on or the Principal Amount of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the Redemption Date or the Repurchase Date, as the case may be, and no interest shall accrue for the period from and after such date.

      Section 16.07. Company Responsible for Making Calculations. The Company will be responsible for making all calculations called for under this Indenture. These calculations include, but are not limited to, determination of the Last Reported Sale Price and Trading Price, the amount of accrued Interest (including any Additional Interest) payable on the Notes, the Principal Amount and the Exchange Rate of the Notes. The Company or its agents will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Noteholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Exchange Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Exchange Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder upon the written request of such Holder.

      Section 16.08. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that this Section 16.08 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

      Section 16.09. No Security Interest Created. Except as provided in Section 7.06, nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

      Section 16.10. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      Section 16.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.02 and 3.06, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

      Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

      Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

      The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

      The provisions of Sections 7.02, 7.03, 7.04 and 8.03 and this Section
16.11 shall be applicable to any authenticating agent.

      Section 16.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 16.13. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      The Bank of New York Trust Company, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

      Section 16.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                        CSK AUTO, INC.


                                        By: /s/ Martin Fraser
                                            ------------------------------------
                                            Name:  Martin Fraser
                                            Title: President and
                                                   Chief Operating Officer


                                        CSK AUTO CORPORATION


                                        By: /s/ Martin Fraser
                                            ------------------------------------
                                            Name:  Martin Fraser
                                            Title: President and
                                                   Chief Operating Officer


                                        CSK AUTO.COM, INC., as Subsidiary
                                          Guarantor


                                        By: /s/ Martin Fraser
                                            ------------------------------------
                                            Name:  Martin Fraser
                                            Title: President and
                                                   Chief Operating Officer


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                          N.A., as Trustee


                                        By: /s/ Melonee Young
                                            ------------------------------------
                                            Name:  Melonee Young
                                            Title: Vice President

                                                                      SCHEDULE A

The following table sets forth the number of Additional Shares to be received per $1,000 Principal Amount of Notes pursuant to Section 14.01(e) of this
Indenture:


------------------------------------------------------------------------------------------------------------------
                                                         Stock Price
Effective Date    $17.76    $20.00  $24.00  $28.00  $32.00  $36.00  $40.00  $44.00  $48.00  $52.00  $56.00  $60.00
------------------------------------------------------------------------------------------------------------------
2005...........   12.9938  10.3070  7.1173  5.2984  4.1810  3.4408  2.9162  2.5239  2.2173  1.9693  1.7631  0.0000
AUGUST 15, 2006   12.9938   9.7226  6.3885  4.5961  3.5520  2.8917  2.4399  2.1095  1.8546  1.6498  1.4799  0.0000
AUGUST 15, 2007   12.9938   9.0405  5.5342  3.7757  2.8290  2.2706  1.9075  1.6499  1.4537  1.2966  1.1662  0.0000
AUGUST 15, 2008   12.9938   8.2562  4.4854  2.7877  1.9878  1.5703  1.3188  1.1463  1.0155  0.9098  0.8212  0.0000
AUGUST 15, 2009   12.9938   7.3446  3.0958  1.5527  1.0175  0.8021  0.6852  0.6036  0.5389  0.4849  0.4388  0.0000
AUGUST 15, 2010    0.0000   0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000


                                    SCH A-1

                                                                       EXHIBIT A

[Include only for Global Notes:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Notes that are Restricted Securities:]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF:

            (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND IS PURCHASING IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

            (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON EXCHANGE OF SUCH SECURITY EXCEPT (A) TO CSK AUTO, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A; OR (D) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); AND

            (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(B) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.]

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED JULY 29, 2005 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

                                 CSK AUTO, INC.

                    3 3/8% SENIOR EXCHANGEABLE NOTE DUE 2025

                                                                          $
NO. ___                                                                   CUSIP:

      CSK Auto, Inc., a corporation duly organized and validly existing under the laws of the State of Arizona (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to __________ or its registered assigns, [the Principal Amount of ___________ Dollars(1) ($ )] [the Principal Amount of _________ Dollars ($ ) or such amount as is indicated in the records of the Trustee and the Depositary(2)] on August 15, 2025, and to pay interest thereon from July 29, 2005 or from the most recent Interest Payment Date to which Interest has been paid or duly provided for, on August 15 and February 15 of each year (each, an "Interest Payment Date"), commencing on February 15, 2006, at the rate of 3.375% per annum for the period from and including July 29, 2005 to, but excluding August 15, 2010, and 3.125% per annum thereafter, until the Principal Amount is paid or made available for payment at August 15, 2025 or upon acceleration, or until such date on which the Notes are exchanged or repurchased as provided herein, and at the rate of 3.375% per annum on any overdue principal and on any overdue installment of Interest. Except as otherwise provided herein or in the Indenture, the Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as hereinafter defined), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at 5:00 p.m., New York City time, on the Regular Record Date for such interest, which will be the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding the corresponding Interest Payment Date. The Company shall pay Interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (or, upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Notes with an aggregate Principal Amount in excess of $2,000,000) (provided that at the Stated Maturity Interest payable on this Note will be payable with the Principal Amount at the Company's office or agency in New York City) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to exchange this Note into cash or a combination of cash and Common Stock, as the case may be, on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

--------
1 This phrase should be included only if the Note is a Certificated Note.

2 This phrase should be included only if the Note is a Global Note.

      This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                        CSK AUTO, INC.


                                        By:
                                            ------------------------------------


[Date of Authentication]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

The Bank of new york TRUST COMPANY, N.A., as Trustee


By:
    ---------------------------------------------
    Authorized Signatory

                             FORM OF REVERSE OF NOTE

                                 CSK AUTO, INC.

                    3 3/8% SENIOR EXCHANGEABLE NOTE DUE 2025


           This Note is one of a duly authorized issue of Notes of the Company, designated as its 3 3/8% Senior Exchangeable Notes due 2025 (herein called the "NOTES"), initially limited in aggregate Principal Amount to $110,000,000 (or up to $125,000,000 if the Initial Purchasers exercise their over-allotment option in full), issued and to be issued under and pursuant to an Indenture dated as of July 29, 2005 (herein called the "INDENTURE"), among the Company, CSK Auto Corporation (the "ISSUER" which term includes any successor corporation under the Indenture) and any domestic subsidiaries of the Company (each, a "SUBSIDIARY GUARANTORS") and The Bank of New York Trust Company, N.A., as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Issuer, the Subsidiary Guarantors and the holders of the Notes. The Company may issue an unlimited Principal Amount of Additional Notes as provided in the Indenture having identical terms and conditions as the Notes. Any Additional Notes will be part of the same issue as the Notes and will vote on all matters with the holders of the Notes.

           The payment by the Company of the principal of and interest on the Notes is fully and unconditionally guaranteed by the Issuer and the Subsidiary Guarantors on a senior basis pursuant to the terms of the Indenture.

           In case an Event of Default shall have occurred and be continuing, the Principal Amount of and accrued Interest on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding, and upon said declaration shall become, or may as provided in the Indenture automatically become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

           The Indenture contains provisions permitting the Company, the Issuer, the Subsidiary Guarantors and the Trustee, with the consent of the holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes, subject to the exceptions set forth in Section 10.02 of the Indenture. Subject to the provisions of the Indenture, the holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences, subject to the exceptions set forth in the Indenture. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, the Issuer or the Subsidiary Guarantors, which are absolute and unconditional, to pay the Principal Amount of and Interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

           Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

           The Notes are issuable in fully registered form, without interest coupons, in denominations of $1,000 Principal Amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate Principal Amount of Notes of any other authorized denominations.

           At any time on or after August 15, 2010, the Notes may be redeemed at the option of the Company, in whole or in part, in cash upon mailing a notice of such redemption not less than 35 calendar days but not more than 60 calendar days before the Redemption Date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the Principal Amount of notes being redeemed plus accrued and unpaid Interest to, but not including, the Redemption Date; provided that if the applicable Redemption Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, Interest will be paid on the Redemption Date to the holder on the applicable record date. In no event will the Notes be redeemable at the option of the Company before August 15, 2010. The Company may not give notice of any redemption of the Notes if a default in the payment of Interest on the Notes has occurred and is continuing.

           The Notes are not subject to redemption through the operation of any sinking fund.

           If a Fundamental Change occurs at any time prior to maturity of the Notes, the holders will have the right to require the Company to repurchase all or any portion of the Notes on a Fundamental Change Repurchase Date specified by the Company, which shall be no later than 30 Business Days after notice thereof, in integral multiples of $1,000 Principal Amount at a Fundamental Change Repurchase Price equal to 100% of the Principal Amount thereof, together with accrued Interest to, but not including, the Fundamental Change Repurchase Date; provided that if the applicable Fundamental Change Repurchase Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the applicable record date instead of the holders surrendering such Notes for repurchase on such date. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the 30th calendar day after the occurrence of such Fundamental Change. To exercise such right, a holder must deliver to the Paying Agent such Notes with the form entitled "FORM OF FUNDAMENTAL CHANGE REPURCHASE ELECTION" on the reverse thereof duly completed, together with such Notes, duly endorsed for transfer (or if such Notes are Global Notes, book-entry transfer of such Notes) at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Repurchase Date.

           Subject to the terms and conditions of the Indenture, the holders will have the right to require the Company to repurchase all or any portion of the Notes on August 15, 2010, August 15, 2015 and August 15, 2020 in integral multiples of $1,000 Principal Amount at a Company Repurchase Price of 100% of the Principal Amount, plus any accrued and unpaid Interest on such Note to, but not including, the Company Repurchase Date; provided that the Interest payable on the applicable Company Repurchase Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the applicable record date instead of the holders surrendering such Notes for repurchase on such date. To exercise such right, a holder must deliver to the Paying Agent such Notes with the form entitled "FORM OF COMPANY REPURCHASE ELECTION" on the reverse thereof duly completed, together with such Notes, duly endorsed for transfer (or if such Notes are Global Notes, book-entry transfer of such Notes) at any time from 9:00 a.m., New York City time, on the date that is 20 Business Days prior to such Company Repurchase Date until 5:00 p.m., New York City time, on the Business Day immediately preceding the Company Repurchase Date.

           The Company Repurchase Price to be paid on any of August 15, 2010, August 15, 2015 and August 15, 2020 and the Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date shall be paid in cash, subject to the terms and conditions of the Indenture.

           Holders have the right to withdraw any Repurchase Election by delivering to the Paying Agent a written notice of withdrawal up to 5:00 p.m., New York City time, on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

           If on the Repurchase Date the Trustee or other Paying Agent appointed by the Company (or, if the Company or the Issuer is acting as the Paying Agent, the Company or the Issuer) holds money sufficient to pay the aggregate Repurchase Price of all the Notes or portions thereof that are to be repurchased plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable, then, on such Repurchase Date (i) such Notes will cease to be outstanding, (ii) Interest on such Notes will cease to accrue (in the case of clauses (i) and (ii), whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Paying Agent, as the case may be), and (iii) all other rights of the holders of such Notes will terminate (other than the right to receive the Repurchase Price plus accrued and unpaid Interest, if any, to, but not including, the Repurchase Date, if applicable upon book-entry transfer or delivery of the Notes, as the case may be).

           Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, on or prior to the Trading Day preceding the Stated Maturity, the holder hereof has the right, at its option, to exchange, in accordance with the terms and provisions of the Indenture, each $1,000 principal amount of this Note into 43.3125 shares of Common Stock (an Exchange Price of approximately $23.09 per share) as such shares shall be constituted at the date of exchange and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Note (in certificated form) with the form entitled "FORM OF EXCHANGE NOTICE" on the reverse hereof duly completed and manually signed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office together with any funds required pursuant to the terms of the Indenture, and, unless the shares issuable on exchange are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to exchange the Notes as specified above in accordance with the Indenture. In order to exercise the exchange right with respect to any interest in a Global Note, the holder must complete and deliver the appropriate instruction form pursuant to the Depositary's book-entry exchange program, together with any funds required pursuant to the terms of the Indenture, deliver by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required pursuant to the terms of the Indenture. Upon exchange, the Company will deliver cash equal to the lesser of the aggregate principal amount of Notes being exchanged and the Exchange Value, and shares of Common Stock in respect of the remainder, if any, of the Exchange Value as provided in the Indenture.

           If the Issuer (i) is a party to a consolidation, merger, statutory share exchange or combination, (ii) reclassifies the Common Stock, or (iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to exchange a Security into shares of Common Stock may be changed into a right to exchange it into the kind or amount of cash, securities or other property receivable upon such event, in each case in accordance with the Indenture.

           In addition, following certain corporate transactions as set forth in
Section 14.01(b) of the Indenture that occur prior to August 15, 2010 and that also constitute a Fundamental Change, the Exchange Rate will be increased by the number of Additional Shares of Common Stock in certain circumstances as provided in the Indenture. In certain circumstances involving a Public Acquirer Change of Control, the Company may elect, in lieu of increasing the Exchange Rate by the number of Additional Shares of Common Stock, to provide for the exchange of the Notes into shares of the Public Acquirer Common Stock as set forth in Section
14.07 of the Indenture.

           No adjustment in respect of Interest on any Note exchanged (other than the payment of Additional Interest, if any) or dividends on any shares issued upon exchange of such Note will be made upon any exchange except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for exchange during the period from 5:00 p.m., New York City time, on any record date for the payment of Interest to 9:00 a.m., New York City time, on the immediately following Interest Payment Date, this Note (or portion hereof being exchanged) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the Principal Amount being exchanged; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and on or prior to the corresponding Interest Payment Date, (2) if the Company has specified a Fundamental Change Repurchase Date that is after a record date and on or prior to the corresponding Interest Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of exchange with respect to such Note.

           No fractional shares will be issued upon any exchange, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for exchange.

           A Note in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be exchanged only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

           Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate Principal Amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

           The Company, the Issuer, the Subsidiary Guarantors, the Trustee, any authenticating agent, any Paying Agent, any Exchange Agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note Registrar) for the purpose of receiving payment hereof, or on account hereof, for the exchange hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Exchange Agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

           No recourse for the payment of the Principal Amount of or Interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, the Issuer or the Subsidiary Guarantors in the Indenture or in any supplemental indenture or in any Note, or of the Issuer and the Subsidiary Guarantors under the Guarantees or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company, the Issuer or the Subsidiary Guarantors or of any successor corporation, either directly or through the Company, the Issuer or the Subsidiary Guarantors or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the Notes.

           Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

           The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common
TEN ENT - as tenant by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -___ Custodian ___
(Cust) (Minor)
under Uniform Gifts to Minors Act
____________________________
(State)

         Additional abbreviations may also be used though not in the above list.

                                     FORM OF
                                 EXCHANGE NOTICE

TO:        CSK AUTO, INC.
           645 E. Missouri, Suite 400
           Phoenix, AZ  85012


           The undersigned registered owner of this Note hereby irrevocably exercises the option to exchange this Note, or the portion thereof (which is $1,000 Principal Amount or a multiple thereof) below designated, into Common Stock of CSK Auto Corporation, in accordance with the terms of the Indenture referred to in this Note, and directs that the funds in payment of the lesser of the aggregate principal amount of the Notes being exchanged and the Exchange Value, together with any funds in payment of fractional shares, if any, any shares issuable and deliverable payable upon such exchange and any Notes representing any unexchanged Principal Amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If funds, shares or any portion of this Note not exchanged are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of Interest accompanies this Note.

Dated: ______________________


                                      ------------------------------

                                      ------------------------------
                                      Signature(s)

                                    Signature(s) must be guaranteed by an
                                    "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    ------------------------------
                                    Signature Guarantee

           Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

------------------------------
(Name)

------------------------------
(Street Address)

------------------------------
(City, State and Zip Code)

------------------------------
Please print name and address


Principal Amount to be exchanged (if less than all):

$
-----------------------------

Social Security or Other Taxpayer
 Identification Number:

------------------------------

                                     FORM OF

                     FUNDAMENTAL CHANGE REPURCHASE ELECTION

TO:        CSK AUTO, INC.
           645 E. Missouri, Suite 400
           Phoenix, AZ  85012

           The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from CSK Auto, Inc. (the "COMPANY") as to the occurrence of a Fundamental Change with respect to CSK Auto Corporation, and requests and instructs the Company to repurchase the entire Principal Amount of this Note, or the portion thereof (which is $1,000 Principal Amount or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the price of 100% of the entire Principal Amount or portion thereof, together with accrued Interest to, but not including, the Fundamental Change Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: ______________________

                                             ------------------------------

                                             ------------------------------
                                             Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal Amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                     FORM OF

                           COMPANY REPURCHASE ELECTION

TO:        CSK AUTO, INC.
           645 E. Missouri, Suite 400
           Phoenix, AZ  85012

           The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from CSK Auto, Inc. (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repurchase the entire Principal Amount of this Note, or the portion thereof (which is $1,000 Principal Amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at a price of 100% of the entire Principal Amount or portion thereof, together with accrued Interest to, but not including, the Company Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated: ______________________


                                      ------------------------------

                                      ------------------------------
                                      Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal Amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

           For value received ______________________________hereby sell(s)
assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

           In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such
Note is being transferred:

           [ ][ ] To CSK Auto, Inc. or a subsidiary thereof; or

           [ ] To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

           [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

           [ ][ ] Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to CSK Auto, Inc. or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "AFFILIATE" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

           Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________



                                    ------------------------------

                                    ------------------------------
                                    Signature(s)

                                    Signature(s) must be guaranteed by an
                                    "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, al in accordance with the Securities Exchange Act of 1934, as amended.

                                    ------------------------------
                                    Signature Guarantee

NOTICE: The signature on the Exchange Notice, the Fundamental Change Repurchase Election, the Company Repurchase Election or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

                         FORM OF RESTRICTIVE LEGEND FOR
                       COMMON STOCK ISSUED UPON EXCHANGE(1)

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

                  (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); AND

                  (2) AGREES IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE EXCHANGE OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO CSK AUTO CORPORATION (THE "ISSUER") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER OR (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE).

IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) OR 2(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY WHICH THIS SECURITY WAS ISSUED IN EXCHANGE FOR.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED JULY 29, 2005 AND, BY ITS

------------------------
(1) This legend should be included if the Security is a Restricted Security.

ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

                                                                       EXHIBIT C

                        [FORM OF SUPPLEMENTAL INDENTURE]

                  SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of [ ], among [GUARANTOR] (the "New Guarantor"), CSK AUTO, INC. (or its successor), an Arizona corporation (the "Company"), CSK AUTO CORPORATION, a Delaware corporation and the parent of the Company (the "Issuer") and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H :

                  WHEREAS the Company, the Issuer and the existing Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (as amended, supplemented or otherwise modified, the "Indenture") dated as of July 29, 2005, providing for the issuance of the Company's 3 3/8% Senior Exchangeable Notes due 2025 (the "Notes), initially in the aggregate principal amount of $110,000,000 (or up to $125,000,000 if the Initial Purchasers exercise their over-allotment option set forth in the Purchase Agreement in full), and Additional Notes as provided in the Indenture;

                  WHEREAS Section 4.10 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company's obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein and in the Indenture; and

                  WHEREAS pursuant to Section 10.01 of the Indenture, the Trustee, the Company, the Issuer and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

                  1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                  2. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the Company's obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 15 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

                  4. Notices. All notices or other communications to the New Guarantor shall be given as provided in Section 16.03 of the Indenture.

                  3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

                  5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

                  7. Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  8. Effect of Headings. The titles and headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                    [NEW GUARANTOR]

                                    By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                     CSK AUTO, INC.

                                     By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                     CSK AUTO CORPORATION

                                     By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                     [EXISTING SUBSIDIARY GUARANTOR(S)]

                                     By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                     THE BANK OF NEW YORK, as Trustee




                                     By:
                                            ----------------------------------
                                            Name:
                                            Title: